As filed with the Securities and Exchange Commission on February 19, 2008

Securities Act File No. 333-148473

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1

ING PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING JPMORGAN INTERNATIONAL PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3826

February 26, 2008

Dear Variable Contract Owner/Plan Participant:

The Board of Directors has called a Special Meeting of shareholders of ING JPMorgan International Portfolio (“JPMorgan International Portfolio”), which is scheduled for 10:00 a.m., Local time, on April 10, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The Board of Directors of JPMorgan International Portfolio has reviewed and recommends the proposed reorganization (the “Reorganization”) of JPMorgan International Portfolio with and into ING Templeton Foreign Equity Portfolio (“Templeton Foreign Equity Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”). The Portfolios are members of the mutual fund group called the “ING Funds.”

Shares of JPMorgan International Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”).  Your Insurance Company and/or Qualified Plan, as the legal owner of that separate account, has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which JPMorgan International Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of JPMorgan International Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

If the Reorganization is approved and consummated with respect to each Portfolio, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of Templeton Foreign Equity Portfolio instead of shares of JPMorgan International Portfolio.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a larger portfolio with an identical investment objective.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF JPMORGAN INTERNATIONAL PORTFOLIO APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience.  Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than April 9, 2008.

JPMorgan International Portfolio is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process.  As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews,
President and Chief Executive Officer

ING JPMORGAN INTERNATIONAL PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

Notice of Special Meeting of Shareholders

of ING JPMorgan International Portfolio

Scheduled for April 10, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING JPMorgan International Portfolio (“JPMorgan International Portfolio”) is scheduled for April 10, 2008, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)

To approve an Agreement and Plan of Reorganization by and between JPMorgan International Portfolio and ING Templeton Foreign Equity Portfolio (“Templeton Foreign Equity Portfolio”), providing for the reorganization of JPMorgan International Portfolio with and into Templeton Foreign Equity Portfolio; and

(2)

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on January 11, 2008, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to JPMorgan International Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Directors

Huey P. Falgout, Jr.
Secretary

February 26, 2008

PROXY STATEMENT/PROSPECTUS

February 26, 2008

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3
Comparison of Investment Objectives and Principal Investment Strategies	6
Comparison of Portfolio Characteristics	8
Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios	8
Comparison of Portfolio Performance	13

COMPARISON OF FEES AND EXPENSES	16
Management Fees	16
Sub-Adviser Fees	16
Administration Fees	16
Distribution and Service Fees	17
Expense Limitation Arrangements	17
Expense Tables	17
Portfolio Expenses	17
Portfolio Transitioning	20
Key Differences in the Rights of JPMorgan International Portfolio’s Shareholders and
Templeton Foreign Equity Portfolio’s Shareholders	20

INFORMATION ABOUT THE REORGANIZATION	21
The Reorganization Agreement	21
Reasons for the Reorganization	21
Board Considerations	21
Tax Considerations	22
Expenses of the Reorganization	22
Future Allocation of Premiums	22

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	23
Form of Organization	23
Adviser	23
Distributor	23
Dividends, Distributions and Taxes	23
Capitalization	25

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	26
Solicitation of Proxies	26
Voting Rights	26
Other Matters to Come Before the Special Meeting	27
Shareholder Proposals	27

APPENDICES
Appendix A – Agreement and Plan of Reorganization	A-1
Appendix B – Additional Information Regarding ING Templeton Foreign Equity Portfolio	B-1
Appendix C – Security Ownership of Certain Beneficial and Record Owners	C-1

PROXY STATEMENT/PROSPECTUS

February 26, 2008

PROXY STATEMENT FOR:

ING JPMORGAN INTERNATIONAL PORTFOLIO

(A Series of ING Partners, Inc.)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

PROSPECTUS FOR:

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

(A Series of ING Partners, Inc.)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a Special Meeting of shareholders of ING JPMorgan International Portfolio (“JPMorgan International Portfolio”) to be held on April 10, 2008.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of JPMorgan International Portfolio with and into ING Templeton Foreign Equity Portfolio (“Templeton Foreign Equity Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”).  Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses a Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract owners will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of JPMorgan International Portfolio, are being asked to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) that will result in a transaction in which you will ultimately hold shares of Templeton Foreign Equity Portfolio, this Proxy Statement also serves as a Prospectus for Templeton Foreign Equity Portfolio.  Templeton Foreign Equity Portfolio is an open-end management investment company, which seeks long-term capital growth.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated February 26, 2008, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Adviser Class (“ADV Class”), Initial Class (“Class I”), and Service Class (“Class S”) prospectuses of  JPMorgan International Portfolio, dated April 30, 2007, which are incorporated by reference (File No: 333-32575), and the ADV Class, Class I and Class S prospectuses of Templeton Foreign Equity Portfolio, dated April 30, 2007.  The Portfolios’ SAI, dated April 30, 2007, is also incorporated herein by reference (File No: 333-32575).  Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  The annual report for each Portfolio for the fiscal year ended December 31, 2006 and the semi-annual report for each Portfolio for the fiscal period ended June 30, 2007 (File No:

811-08319) are incorporated herein by reference.  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or call 1-800-262-3862.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  Also, you should consult the ADV Class, Class I, and Class S prospectuses, all dated April 30, 2007, for more information about Templeton Foreign Equity Portfolio.

The Proposed Reorganization

At a meeting held on December 5, 2007, the Board of Directors (the “Board”) of JPMorgan International Portfolio approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of JPMorgan International Portfolio to Templeton Foreign Equity Portfolio in exchange for shares of beneficial interest of Templeton Foreign Equity Portfolio;

•                  the assumption by Templeton Foreign Equity Portfolio of the liabilities of JPMorgan International Portfolio known as of the Closing Date (as described below);

•                  the distribution of shares of Templeton Foreign Equity Portfolio to the shareholders of JPMorgan International Portfolio; and

•                  the complete liquidation of JPMorgan International Portfolio.

Shares of Templeton Foreign Equity Portfolio would be distributed to shareholders of JPMorgan International Portfolio so that each shareholder would receive a number of full and fractional shares of Templeton Foreign Equity Portfolio equal to the aggregate value of shares of JPMorgan International Portfolio held by such shareholder.

As a result of the Reorganization, each owner of ADV Class, Class I and Class S shares of JPMorgan International Portfolio would become a shareholder of the corresponding share class of Templeton Foreign Equity Portfolio.  The Reorganization is expected to be effective on April 26, 2008, or such other date as the parties may agree (the “Closing Date”).

Each shareholder will hold, immediately after the Closing Date, shares of Templeton Foreign Equity Portfolio having an aggregate value equal to the aggregate value of the shares of JPMorgan International Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Portfolios have an identical investment objective which is to seek long-term growth of capital;

•                  JPMorgan International Portfolio seeks to invest in those companies that its sub-adviser believes are best able to capitalize on the growth and changes taking place within and between various regions of the world, while Templeton Foreign Equity Portfolio’s sub-adviser applies a “bottom up,” value-oriented, long-term approach in selecting securities for the Portfolio;

•                  Both Portfolios primarily invest in foreign equity securities;

•                  Templeton Foreign Equity Portfolio may invest a portion of its assets in smaller companies with market capitalizations of less than $4 billion, while JPMorgan International Portfolio does not have a market capitalization focus;

•                  While both Portfolios are advised by Directed Services, LLC (“DSL”), JPMorgan International Portfolio is sub-advised by JPMorgan Asset Management (U.K.) Limited (“JPMAM (UK)”) and Templeton Foreign Equity Portfolio is sub-advised by Templeton Investment Counsel, LLC (“Templeton”);

•                  JPMorgan International Portfolio is the larger Portfolio (approximately $732,817,436 in net assets, compared to $100,502,102 million for Templeton Foreign Equity Portfolio, as of June 30, 2007);

•                  Shareholders of JPMorgan International Portfolio, after becoming shareholders of Templeton Foreign Equity Portfolio, would benefit from Templeton Foreign Equity Portfolio’s advisory fee break points and would pay a lower advisory fee as long as the combined assets of Templeton Foreign Equity Portfolio after the proposed Reorganization are more than $500 million (as of June 30, 2007, the pro forma capitalization of Templeton Foreign Equity Portfolio’s combined assets would be $833,255,538, which after applying the breakpoints would have the effect of reducing the Portfolio’s advisory fees to 0.78%);

•                  As a result of the Reorganization, the gross and net expenses for all classes of the Portfolios will be reduced; and pending shareholder approval of the Reorganization, DSL will extend the term of the current expense limitation agreement with Templeton Foreign Equity Portfolio through May 1, 2010;

•                  The purchase and redemption of shares of each Portfolio may be made by Separate Accounts of Participating Insurance Companies and by Plan Participants in a Qualified Plan; consequently, Variable Contract owners and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges and redemption of shares;

•                  Each Portfolio is distributed by ING Funds Distributor, LLC (“IFD”);

•                  In connection with the Reorganization, certain holdings of JPMorgan International Portfolio may be sold shortly prior to the Closing Date.  The sub-adviser to Templeton Foreign Equity Portfolio may also sell portfolio securities that it acquired from JPMorgan International Portfolio after the Closing Date.  In addition, both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process.  Such sales and purchases would result in increased transaction costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; accordingly, pursuant to this treatment, neither JPMorgan International Portfolio nor its shareholders, nor Templeton Foreign Equity Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Prior to the Closing Date, JPMorgan International Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

The unaudited gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2007, are as follows:

	ADV Class	Class I	Class S

Gross Expenses Before the Reorganization:

JPMorgan International Portfolio	1.50%	1.00%	1.25%

Templeton Foreign Equity Portfolio	1.46%	0.96%	1.21%

	ADV Class	Class I	Class S

Net Expenses Before the Reorganization (After Fee Waiver)

JPMorgan International Portfolio(1)	1.49%	0.99%	1.24%

Templeton Foreign Equity Portfolio(2)	1.46%	0.96%	1.21%

	ADV Class	Class I	Class S

After the Reorganization: Templeton Foreign Equity Portfolio Pro Forma

Gross estimated expenses of Templeton Foreign Equity Portfolio	1.43%	0.93%	1.18%

Net estimated expenses of Templeton Foreign Equity Portfolio (2) (3)	1.43%	0.93%	1.18%

(1)              DSL, the adviser, has contractually agreed to waive a portion of the advisory fee for JPMorgan International Portfolio. Based upon net assets as of June 30, 2007, the advisory fee waiver equals (0.01)% . This advisory fee waiver will continue through at least May 1, 2009. There is no guarantee that this waiver will continue after this date.

(2)              DSL, the adviser, has entered into a written expense limitation agreement with Templeton Foreign Equity Portfolio, under which it will limit expenses of the Portfolio, excluding taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years.  The expense limitation agreement will continue through at least May 1, 2009.  Pursuant to this expense limitation agreement, the expense limits for Templeton Foreign Equity Portfolio are; 1.48%, 0.98% and 1.23% for ADV Class, Class I and Class S shares, respectively. This expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

(3)              In connection with the Reorganization, pending shareholder approval, DSL will extend the term of the current written expense limitation agreement with Templeton Foreign Equity Portfolio through May 1, 2010.  There is no guarantee that the expense limits will continue after this date.

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at the meeting.  A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event of a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless the adjournment is more than 120 days after the record date, or if after the adjournment a new record date is fixed.

AFTER CAREFUL CONSIDERATION, THE BOARD OF JPMORGAN INTERNATIONAL PORTFOLIO APPROVED THE PROPOSED REORGANIZATION.  THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment objective, principal investment strategies and management differences, if any, between JPMorgan International Portfolio and Templeton Foreign Equity Portfolio:

	JPMorgan International Portfolio	Templeton Foreign Equity Portfolio
Investment Objective	Long-term growth of capital.	Long-term capital growth.

Principal Investment Strategies

•             The Portfolio invests primarily (at least
65% of its total assets) in the equity
securities of foreign companies that
JPMAM (UK) believes have higher growth
potential and which are attractively valued.

•             The Portfolio will normally invest in a
number of issuers in several countries other
than the U.S. and will invest in securities in
both developed and developing markets.
The Portfolio will seek to invest in those
companies that JPMAM (UK) believes are
best able to capitalize on the growth and
changes taking place within and between
various regions of the world. Typically,
these are companies with leading or rapidly
developing business franchises, strong
financial positions, and high quality
management, capable of defining and
implementing company strategies to take
advantage of local, regional or global
market changes.

•             The Portfolio also may invest in debt
securities issued by foreign and U.S.
companies, including non-investment grade
debt securities.

•             The Portfolio, during periods of unusual
cash flows, may invest more than 5% of the
Portfolio’s assets in index options, futures
and exchange-traded funds (“ETFs”).

•             JPMAM (UK) may sell securities for a
variety of reasons, such as to secure gains,
limit losses or redeploy assets into
opportunities believed to be more
promising, among others.

•             Under normal market conditions, the
Portfolio invests at least 80% of its net
assets in foreign (non-U.S.) equity
securities, including countries with
emerging securities markets. The Portfolio
will provide shareholders with at least 60
days’ prior written notice of any change in
this investment policy. Equity securities
include common stocks, preferred stocks
and convertible securities. Convertible
securities are debt securities or preferred
stock that may be converted into common
stock.

•             The Portfolio may invest a portion of its
assets in smaller companies. The Portfolio
considers smaller company stocks to be
generally those with market capitalizations
of less than $4 billion. The Portfolio also
invests in American, European and Global
depositary receipts. The Portfolio, from
time to time, may have significant
investments in one or more countries or in
particular sectors, such as financial
institutions or industrial companies.

•             The Portfolio may use certain derivative
strategies seeking to protect its assets,
implement a cash or tax management
strategy or enhance its returns. The
Portfolio may invest up to 5% of its total
assets in swap agreements, put and call
options and collars.

•             When choosing equity investments for the
Portfolio, Templeton applies a “bottom
up,” value-oriented, long-term approach,
focusing on the market price of a
company’s securities relative to
Templeton’s evaluation of the company’s
long-term earnings, asset value and cash
flow potential. Templeton also considers a
company’s price/earnings ratio, profit
margins and liquidation value.

•             In selecting securities for the Portfolio,
Templeton attempts to identify those
companies that offer above-average
opportunities for capital appreciation in
various countries and industries where
economic and political factors, including

	JPMorgan International Portfolio	Templeton Foreign Equity Portfolio
currency movements, are favorable to capital growth. • The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Investment Adviser	DSL	DSL

Sub-Adviser	JPMAM (UK)	Templeton

Portfolio Manager(s)	Howard Williams and James Fisher	Antonio Docal, Gary P. Motyl, Matthew Nagle, Peter Nori and Cindy Sweeting

As you can see from the chart, both Portfolios have the same investment objective, which is to seek long-term growth of capital.  However, in order to seek to achieve this objective, JPMorgan International Portfolio seeks to invest in those companies that its sub-adviser believes are best able to capitalize on the growth and changes taking place within and between various regions of the world, while Templeton Foreign Equity Portfolio’s sub-adviser applies a classic “bottom up,” value-oriented, long-term approach in selecting securities for the Portfolio.  Furthermore, although both Portfolios primarily invest in foreign equity securities, Templeton Foreign Equity Portfolio may invest a portion of its assets in small companies with market capitalizations of less than $4 billion.  While JPMorgan International Portfolio does not have a market capitalization focus, it may invest in debt securities issued by foreign and U.S. companies, including non-investment grade debt securities.  In addition, Templeton Foreign Equity Portfolio may concentrate its investments in particular sectors such as financial institutions or industrial companies while JPMorgan International Portfolio does not have this concentration.  Furthermore, Templeton Foreign Equity Portfolio may also use certain derivative strategies in order to protect its assets, implement a cash or tax management strategy or enhance its returns, while JPMorgan International Portfolio does not implement a similar principal investment strategy.  Please refer to the “Comparison of Portfolio Characteristics” table on the next page for more specific information regarding the characteristics of the Portfolios.

Comparison of Portfolio Characteristics

The following table compares certain characteristics of the Portfolios as of June 30, 2007:

	JPMorgan International Portfolio		Templeton Foreign Equity Portfolio
Net Assets	$732,817,436		$100,502,102
Number of Holdings	84		111
Portfolio Turnover Rate(1)	10%		18%
	United Kingdom	23.9%	United Kingdom	19.9%
	Japan	18.4%	Germany	10.1%
Top 5 Countries (as % of net assets)	France	14.2%	France	9.1%
	Switzerland	12.6%	Netherlands	6.0%
	Germany	6.8%	Switzerland	4.9%
Top 5 Industries (as % of net assets)	Banks	18.1%	Banks	12.2%
	Oil & Gas	8.9%	Telecommunications	9.6%
	Pharmaceuticals	7.3%	Oil & Gas	5.9%
	Building Materials	5.5%	Pharmaceuticals	5.6%
	Telecommunications	5.2%	Food	5.0%
U.S. Equity Securities (as a % of market value*)	$0	0%	$0	0%
Foreign Securities (as a % of market value*)	$718,222,318	100%	$87,991,027	100%
Top 10 Holdings (as a % of net assets)	Total SA	3.7%	Samsung Electronics GDR	1.7%
	HSBC Holdings PLC	3.0%	Siemens	1.6%
	ENI S.p.A.	2.8%	Vodafone Group PLC	1.5%
	Vodafone Group PLC	2.3%	Telefonica SA	1.5%
	UBS AG – Reg	2.1%	Cadbury Schweppes PLC	1.5%
	Siemens AG	2.0%	Royal Dutch Shell PLC – Class B	1.5%
	Standard Chartered PLC	2.0%	Compass Group PLC	1.5%
	Zurich Financial Services	1.9%	Deutsche Post AG	1.4%
	Tesco PLC	1.9%	GlaxoSmithKline PLC	1.4%
	AXA SA	1.8%	Bayerische Motoren Werke AG	1.4%

*	Excluding fixed-income securities and short-term investments.
(1)	For the six-month period ended June 30, 2007.

Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios

Because of the similarities between the investment objectives and strategies of the Portfolios, many of the risks of investing in JPMorgan International Portfolio are the same as the risks of investing in Templeton Foreign Equity Portfolio.  The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios, as disclosed in each Portfolio’s prospectus.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Currency Risk.  Both Portfolios are subject to currency risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Currency rates may fluctuate significantly over short periods of time.  Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls, or other political or economic developments in the U.S. or abroad.  As a result, a Portfolio’s investments in foreign currency-denominated securities may reduce the value of the Portfolio’s asset.

Derivatives Risk.  Both Portfolios are subject to derivatives risk.  A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective.  A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency.  A Portfolio’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index.  Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of the Portfolio and may reduce returns for the Portfolio.  Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.  A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Emerging Market Risk.  Both Portfolios are subject to emerging market risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income.  Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries.  A number of emerging market countries restrict, to varying degrees, foreign investment in stocks.  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Equity Securities Risk.  Both Portfolios are subject to equity securities risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities.  Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile.  The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.  The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate.  Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions.  Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Foreign Investment Risk.  Both Portfolios are subject to foreign investment risk.  Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political, social and economic conditions; possible security illiquidity; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositaries than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; foreign taxation issues; and varying foreign controls on investments.  Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions.  In addition, securities of foreign companies may be denominated in foreign currencies and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.  American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Geographic Focus Risk.  Both Portfolios are subject to geographic focus risk.  A Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries.  If a Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.  A Portfolio’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.  To the extent that a Portfolio invests significantly in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more geographically diversified fund.

Market and Company Risk.  Both Portfolios are subject to market and company risk.  The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses.  Stock prices in general may decline over short or even extended periods.  The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.  Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a Portfolio invests may still trail returns from the overall stock market.

Credit Risk.  JPMorgan International Portfolio is subject to credit risk.  The Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt.  This is especially true during periods of economic uncertainty or economic downturns.  High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Debt Securities Risk.  JPMorgan International Portfolio is subject to debt securities risk.  The value of debt securities may fall when interest rates rise.  Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.  In addition, debt securities, such as bonds, involve credit risk as described above.  These securities are also subject to interest rate risk.  This is the risk that the value of the security may fall when interest rates rise.  In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

High-Yield, Lower-Grade Debt Securities Risk.  JPMorgan International Portfolio is subject to high-yield, lower-grade debt securities risk.  High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk.  Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds.  High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments.  The secondary market in which high yield securities are traded may be less liquid than the market for higher grade bonds.  It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Interest Rate Risk.  JPMorgan International Portfolio is subject to interest rate risk.  The value of debt securities and short-term money market instruments generally tend to move in the opposite direction to interest rates.  When interest rates are rising, the prices of debt securities tend to fall.  When interest rates are falling, the prices of debt securities tend to rise.  Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.  Further, economic and market conditions may cause issuers to default or go bankrupt.

Other Investment Companies Risk.  JPMorgan International Portfolio is subject to other investment companies risk. JPMorgan International Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules & regulations thereunder.  These may include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others.  ETFs are exchange-traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”).  The main risk of investing in other investment companies (including ETFs) is that the value of the underlying securities held by the investment company might decrease.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.  Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally.  Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

To seek to achieve a return on uninvested cash or for other reasons, the Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). A Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s adviser will waive its fee in an amount equal to the advisory fee received by the adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

Convertible Securities Risk.  Templeton Foreign Equity Portfolio is subject to convertible securities risk.  The value of convertible securities may fall when interest rates rise and increase when interest rates fall.  Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities.  Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  The Portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Depositary Receipt Risk.  Templeton Foreign Equity Portfolio is subject to depositary receipt risk.  The Portfolio may invest in depositary receipts, including unsponsored depositary receipts.  Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Manager Risk.  Templeton Foreign Equity Portfolio is subject to manager risk.  The Portfolio’s sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective.  The sub-adviser could do a poor job in executing an investment strategy.  The sub-adviser may use the investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy.  For example, if market conditions warrant, instead of investing principally in equity securities, the Portfolio may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments.  Similarly, instead of investing a portion of its assets in small companies, the Portfolio may shift to preferred stocks and larger capitalization stocks.  These shifts may alter the risk/return characteristics of the Portfolio and cause the Portfolio to miss investment opportunities.  Individuals primarily responsible for managing the Portfolio may leave their firm or be replaced.

Many sub-advisers of equity portfolios employ styles that are characterized as “value” or “growth.”  However, these terms can have different application by different managers.  One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another.  For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers.  Therefore, some portfolios that are characterized as growth or value can have greater volatility than other portfolios managed by other managers in a growth or value style.

Price Volatility Risk.  Templeton Foreign Equity Portfolio is subject to price volatility risk.  The value of the Portfolio changes as the prices of its investments go up or down.  Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably.  Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries.  Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.  While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

Sector Risk.  Templeton Foreign Equity Portfolio is subject to sector risk.  A sector is a group of selected industries, such as technology.  The Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market, such as technology.  To the extent the Portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on any portfolio that has securities representing a broader range of investments.

Securities Lending Risk.  Templeton Foreign Equity Portfolio is subject to securities lending risk.  The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral.  Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all.  As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities.  The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.  These events could trigger adverse tax consequences to the Portfolio.  Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.  When the Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Portfolio could incur losses in connection with the investment of such cash collateral.

Small Capitalization Company Risk.  Templeton Foreign Equity Portfolio is subject to small capitalization company risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies.  Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers.  Their securities may trade less frequently and in more limited volume than the securities of larger companies.  Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid.  When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.  Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.  Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Value Investing Risk.  Templeton Foreign Equity Portfolio is subject to value investing risk.  The Portfolio may invest in “value” stocks.  The Portfolio’s sub-adviser may be wrong in its assessment of a company’s value and the stocks the Portfolio holds may not reach what the sub-adviser believes are their full values.  A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a stock judged to be undervalued may actually be appropriately priced.  Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.  The market may not favor value-oriented stocks and may not favor equities at all.  During these periods, the Portfolio’s relative performance may suffer.

Comparison of Portfolio Performance

Set forth below is the performance information for each Portfolio.  The bar chart and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio from year to year and by comparing each Portfolio’s performance to that of a broad measure of market performance for the same period.  The bar chart shows the performance of JPMorgan International Portfolio’s Class I for each year since inception.  ADV Class and Class S shares, as applicable, will have different performance due to differing expenses.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare JPMorgan International Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

JPMorgan International Portfolio

Calendar Year-by-Year Returns (1) (2) (3)

(1)	These figures are for the years ended December 31. They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)	Class I shares commenced operations on November 28, 1997.

(3)

During the period shown in the chart, the Portfolio’s best quarterly performance was 30.92% for the 4th quarter of 1999, and the Portfolio’s worst quarterly performance was (19.50)% for the 3rd quarter of 2002.

Comparison of Fund Performance

Templeton Foreign Equity Portfolio

Since the Portfolio did not have a full calendar year of operations as of December 31, 2006, there is no calendar year-by-year performance bar chart included in this Proxy Statement/Prospectus for the Portfolio.  However, performance of Class I of Templeton Institutional Foreign Equity Fund (the “Comparable Fund”), a similarly managed portfolio, for the stated periods ended December 31, 2006, as well as a comparison with the performance of the applicable benchmark, is presented below.

While the Portfolio is managed in a manner similar to that of the Comparable Fund, investors should be aware that the Portfolio and the Comparable Fund are not the same fund and will not have the same performance.  Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Fund.  Different performance will result due to factors such as differences in the cash flows into and out, different fees and expenses, and differences in portfolio size and positions.  In addition, you should note that the total operating expenses of the Comparable Fund may be lower than the total operating expenses of the Portfolio.  In such instances, the performance of the Comparable Fund would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Fund’s performance.

                                                You should not consider the performance of the Comparable Fund as an indication of the future performance of the Portfolio.  The performance figures shown below reflect the deduction of the historical fees and expenses paid by Class I of the Comparable Fund and not those to be paid by the Portfolio.  The figures do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts.  You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges.  The insurance separate account fees will have a detrimental effect on the performance of the Portfolio.  The results shown below reflect the reinvestment of dividends and distributions, and were, aside from fee and expense differences, calculated in the same manner that will be used by the Portfolio to calculate its own performance.  Performance is net of all other fees including sales load. Please be advised that although only the Comparable Fund may be shown for the Portfolio, Templeton may manage other substantially similar mutual funds, the performance of which is not shown.

Average Annual Total Returns
(For the Periods ended December 31, 2006)

	1 Year	3 Years	5 Years	10 Years
Templeton Institutional Foreign Equity Fund—Class I (TFEQX)	29.04%	21.14%	16.65%	10.82%
MSCI EAFE® Index(1)	26.34%	19.93%	14.98%	7.71%

(1)                                      The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.  It includes the reinvestment of dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions or other expenses of investing.

Average Annual Total Return

(For the periods ended June 30, 2007)

	1 Year (Or life of Class)		5 Years (Or life of Class)		10 Years (Or life of Class)
JPMorgan International Portfolio

ADV Class	21.59%		13.14%		10.99	%(1)

MSCI EAFE® Index(2)	27.00%		17.73%		15.52	%(3)

Class I	22.19%		13.66%		8.00	%(4)

MSCI EAFE® Index(2)	27.00%		17.73%		9.11	%(5)

Class S	21.81%		13.41%		11.27	%(1)

MSCI EAFE® Index(2)	27.00%		17.73%		15.52	%(3)

Templeton Foreign Equity Portfolio

ADV Class	12.79	%(6)	N/A		N/A

MSCI ACWI ex US IndexSM(7)	12.25	%(8)	N/A		N/A

Class I	30.87%		23.18	%(9)	N/A

MSCI ACWI ex US IndexSM(7)	29.62%		26.43	%(10)	N/A

Class S	30.61%		23.12	%(11)	N/A

MSCI ACWI ex US IndexSM(7)	29.62%		26.43	%(10)	N/A

(1)              ADV Class and Class S shares of JPMorgan International Portfolio commenced operations on December 10, 2001.

(2)              The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.  It includes the reinvestment of dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions or other expenses of investing.

(3)              The MSCI EAFE® Index return is for the period beginning December 1, 2001.

(4)              Class I shares of JPMorgan International Portfolio commenced operations on November 28, 1997.

(5)              The MSCI EAFE® Index return is for the period beginning December 1, 1997.

(6)              ADV Class shares of Templeton Foreign Equity Portfolio commenced operations on December 20, 2006.

(7)              The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S.  It includes the reinvestment of dividends and distributions net of withholding taxes but does not reflect fees, brokerage commissions or other expenses of investing.

(8)              The MSCI ACWI ex US IndexSM return is for the period beginning January 1, 2007.

(9)              Class I shares of Templeton Foreign Equity Portfolio commenced operations on January 3, 2006.

(10)          The MSCI ACWI ex US IndexSM return is for the period beginning January 1, 2006.

(11)          Class S shares of Templeton Foreign Equity Portfolio commenced operations on January 12, 2006.

Additional information regarding Templeton Foreign Equity Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Portfolios.  For further information on the fees and expenses of Templeton Foreign Equity Portfolio, see “Appendix B: Additional Information Regarding ING Templeton Foreign Equity Portfolio.”

Management Fees

Each Portfolio pays DSL, its investment adviser (“Adviser”), a management fee, payable monthly, based on the average daily net assets of the Portfolio.  The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a% of Net Assets)

JPMorgan International Portfolio	0.80% of the Portfolio’s average daily net assets

Templeton Foreign Equity Portfolio	0.80% of the first $500 million of the Portfolio’s average daily net assets; and 0.75% of the Portfolio’s average daily net assets in excess of $500 million

If the Reorganization is approved by shareholders, Templeton Foreign Equity Portfolio will continue to pay the same management fee currently in place.  For more information regarding the management fees for each Fund, please see the SAI of the Portfolios, dated April 30, 2007.

Sub-Adviser Fees

DSL, the adviser to each Portfolio, pays JPMAM (UK), the sub-adviser to JPMorgan International Portfolio, and Templeton, the sub-adviser to Templeton Foreign Equity Portfolio, each a sub-advisory fee, payable monthly, based on the average daily net assets of the respective Portfolio.  The following table shows the aggregate annual sub-advisory fee paid by DSL to each sub-adviser, as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Sub-Adviser Fees (as a % of Net Assets)

JPMorgan International Portfolio

0.50% of the first $100 million of the Portfolio’s average daily net assets;
0.40% of the next $100 million of the Portfolio’s average daily net assets;
0.35% of the next $150 million of the Portfolio’s average daily net assets; and
0.30% of assets thereafter.

Templeton Foreign Equity Portfolio(1)

0.625% of first $50 million of the Portfolio’s average daily net assets;
0.465% of next $150 million of the Portfolio’s average daily net assets;
0.375% of next $300 million of the Portfolio’s average daily net assets;
0.35% of next $300 million of the Portfolio’s average daily net assets ; and
0.30% of assets thereafter.

(1)              Based on the aggregated assets of ING Templeton Foreign Equity and two series of ING Investors Trust-ING Templeton Global Growth Portfolio and ING Franklin Income Portfolio.

If the Reorganization is approved by shareholders, DSL will continue to pay Templeton the same sub-advisory fee currently in place for its management of Templeton Foreign Equity Portfolio.

Administration Fees

Pursuant to an Administrative Services Agreement between ING Partners, Inc. (“IPI”) and ING Funds Services, LLC (“IFS”), IFS provides all administrative services in support of each Portfolio and is responsible for the supervision of each Portfolio’s other service providers.  As compensation for its services, IFS receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of the Portfolio.  For the fiscal year ended December 31, 2006, JPMorgan International Portfolio paid an annual administrative fee of 0.20% and Templeton Foreign Equity Portfolio paid an annual administrative fee of 0.10%.

If the Reorganization is approved by shareholders, Templeton Foreign Equity Portfolio will continue to pay the current fee for administrative services.

Distribution and Service Fees

ADV Class and Class S shares of each Portfolio pay the distribution (12b-1) and/or service fees as described in the table entitled “Annual Portfolio Operating Expenses” below.  Because these fees are paid out of the Portfolios’ assets on an on-going basis, over time these fees will increase the cost of your investment.

Expense Limitation Arrangements

There is no expense limitation agreement currently in place for JPMorgan International Portfolio.

DSL has entered into a written expense limitation agreement with IPI, on behalf of Templeton Foreign Equity Portfolio, under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years.  The expense limits will continue through at least May 1, 2009.  The expense limitation agreement is contractual and shall renew automatically for one-year terms, unless DSL provides written notice of termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement.

In connection with the Reorganization, pending shareholder approval, DSL will extend the current written expense limitation agreement with Templeton Foreign Equity Portfolio through May 1, 2010.  There is no guarantee that the expense limits will continue after this date.

Expense Tables

As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees.  The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contract or under your Qualified Plan.

Transaction Fees on New Investments

(fees paid directly from your investment)

	JPMorgan International Portfolio	Templeton Foreign Equity Portfolio

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or redemption proceeds)	N/A	N/A

Neither JPMorgan International Portfolio nor Templeton Foreign Equity Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

Portfolio Expenses

The current expenses of each of the Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table.  Expenses are based upon the operating expenses incurred by the Portfolios for the period ended June 30, 2007.  Pro forma fees show estimated fees of Templeton Foreign Equity Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes.  Pro forma numbers are estimated in good faith and are hypothetical.  Your Variable Contract is a contract between you and the issuing Participating Insurance Company.  Neither Portfolio is a party to that Variable Contract.  The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract.  The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.  The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses

As of June 30, 2007 (Unaudited)(1)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Servicing Fees	Admin. Services Fee		Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses	Waivers, Reimbursement, and Recoupment		Net Expenses

ADV Class

JPMorgan International Portfolio	0.80%	0.50%	0.20	%(2)	0.00%	—	1.50%	(0.01	)%(3)	1.49%

Templeton Foreign Equity Portfolio	0.80%	0.50%	0.10%		0.06%	—	1.46%	—	(4)	1.46%

Templeton Foreign Equity Portfolio (Surviving Fund After the Reorganization) (Estimated Templeton Foreign Equity Portfolio Pro Forma) (Unaudited)	0.78%	0.50%	0.10%		0.05%	—	1.43%	—	(5)	1.43%

Class I

JPMorgan International Portfolio	0.80%	N/A	0.20	%(2)	0.00%	—	1.00%	(0.01	)%(3)	0.99%

Templeton Foreign Equity Portfolio	0.80%	N/A	0.10%		0.06%	—	0.96%	—	(4)	0.96%

Templeton Foreign Equity Portfolio (Surviving Fund After the Reorganization) (Estimated Templeton Foreign Equity Portfolio Pro Forma) (Unaudited)	0.78%	N/A	0.10%		0.05%	—	0.93%	—	(5)	0.93%

Class S

JPMorgan International Portfolio	0.80%	0.25%	0.20	%(2)	0.00%	—	1.25%	(0.01	)%(3)	1.24%

Templeton Foreign Equity Portfolio	0.80%	0.25%	0.10%		0.06%	—	1.21%	—	(4)	1.21%

Templeton Foreign Equity Portfolio (Surviving Fund After the Reorganization) (Estimated Templeton Foreign Equity Portfolio Pro Forma) (Unaudited)	0.78%	0.25%	0.10%		0.05%	—	1.18%	—	(5)	1.18%

(1)

The fiscal year end for each Portfolio is December 31. This table shows the estimated operating expenses for shares of the Portfolios, as a ratio of expenses to average daily net assets. These ratios are based on each Portfolio’s actual operating expenses as of June 30, 2007, as adjusted for contractual changes and waivers, if any.

(2)

Under the Administrative Services Agreement between IPI and IFS, IFS provides administrative services necessary for IPI’s ordinary operation and is responsible for the supervision of IPI’s other service providers. IFS assumes all ordinary recurring costs of IPI, such as custodian fees, director’s fees, transfer agency fees and accounting fees.

(3)

DSL has contractually agreed to waive a portion of the advisory fee for JPMorgan International Portfolio. Based upon net assets as of June 30, 2007, the advisory fee waiver for the Portfolio would equal (0.01)%. This advisory fee waiver will continue through at least May 1, 2009. There is no guarantee that the waiver will continue after this date. The agreement will only renew if DSL elects to renew it.

(4)

DSL has entered into a written expense limitation agreement with Templeton Foreign Equity Portfolio, under which it will limit expenses of the Portfolio, excluding taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years. The expense limitation agreement will continue through at least May 1, 2009. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of the agreement at least 90 days prior to the end of the then current terms or upon termination of the management agreement.

(5)

In connection with the Reorganization, pending shareholder approval, DSL will extend the term of the current written expense limitation agreement with Templeton Foreign Equity Portfolio through May 1, 2010. There is no guarantee that the expense limits will continue after this date.

Examples.  The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio.  The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

	JP Morgan International Portfolio(1)				Templeton Foreign Equity Portfolio
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
ADV Class	$152	$473	$818	$1,790	$149	$462	$797	$1,746

Class I	$101	$317	$551	$1,224	$98	$306	$531	$1,178

Class S	$126	$396	$685	$1,510	$123	$384	$665	$1,466

	Estimated Templeton Foreign Equity Portfolio Pro Forma: the Portfolios Combined
	1 Year	3 Years	5 Years	10 Years
ADV Class	$146	$452	$782	$1,713

Class I	$95	$296	$515	$1,143

Class S	$120	$375	$649	$1,432

(1)           The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period and the first year of three-, five-, and ten-year periods.

Portfolio Transitioning

If the Reorganization is approved by shareholders, the adviser or sub-adviser to JPMorgan International Portfolio may sell all or a portion of the Portfolio’s holdings shortly prior to the Closing Date to transition its portfolio holdings to Templeton Foreign Equity Portfolio.  The proceeds of such sales may be held in temporary investments or invested in assets that Templeton Foreign Equity Portfolio may hold or wish to hold.  After the Closing Date, the sub-adviser to Templeton Foreign Equity Portfolio may also sell portfolio securities that it acquired from JPMorgan International Portfolio, and Templeton Foreign Equity Portfolio may not be immediately fully invested in accordance with its strategies.  Both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and ETFs, and enter into and close futures contracts or other derivative transactions.  During the transition period, JPMorgan International Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  Furthermore, such sales and purchases may be made at a disadvantageous time, would result in increased transactional costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios.

Key Differences in the Rights of JPMorgan International Portfolio’s Shareholders and Templeton Foreign Equity Portfolio’s Shareholders

Each Portfolio is organized as a separate series of IPI, a Maryland corporation and is governed by the same Articles of Incorporation and Bylaws.  Therefore, there are no key differences in the rights of shareholders of the Portfolios.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of JPMorgan International Portfolio in exchange for shares of beneficial interest of Templeton Foreign Equity Portfolio and the assumption by Templeton Foreign Equity Portfolio of JPMorgan International Portfolio’s known liabilities, as set forth in that Portfolio’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Templeton Foreign Equity Portfolio to shareholders of JPMorgan International Portfolio, as provided for in the Reorganization Agreement.  JPMorgan International Portfolio will then be liquidated.

Each shareholder of ADV Class, Class I and Class S shares of JPMorgan International Portfolio will hold, immediately after the Closing Date, the corresponding share class of Templeton Foreign Equity Portfolio having an aggregate value equal to the aggregate value of the shares of JPMorgan International Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of Templeton Foreign Equity Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of JPMorgan International Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  DSL also believes that the reorganizations may benefit portfolio shareholders by resulting in surviving portfolios with a greater asset base.  This is expected to provide greater investment opportunities for each surviving portfolio and the potential to take larger portfolio positions.

The proposed Reorganization was presented for consideration to the Boards of Directors of the Portfolios at a meeting held on December 5, 2007.  The Board of each Portfolio, including all of the Directors who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of such Portfolio and its shareholders.

The Reorganization will allow JPMorgan International Portfolio’s shareholders to continue to participate in a professionally managed portfolio that seeks long-term capital growth.  Additionally, the proposed Reorganization will result in lower gross and net expenses for shareholders of the disappearing JPMorgan International Portfolio.

Board Considerations

The Board of JPMorgan International Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  the plans of management to reduce overlap in funds in the ING Funds complex;

•                  management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•                  the potential benefits of the proposed Reorganization to JPMorgan International Portfolio’s shareholders;

•                  the expense ratios and information regarding fees and expenses of JPMorgan International Portfolio and Templeton Foreign Equity Portfolio, including that as a result of the Reorganization, the gross and net expenses for all classes of the surviving portfolio will be lowered and pending shareholder approval of the Reorganization, and that DSL will extend the term of the current expense limitation agreement with Templeton Foreign Equity Portfolio through March 1, 2010;

•                  the relative investment performance of the Portfolios, including that Templeton Foreign Equity Portfolio has superior total returns;

•                  that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios (i.e., the Separate Accounts or the Qualified Plans) or the interests of Variable Contract Owners or Plan Participants;

•                  the comparability of investment objectives, policies, restrictions, management and portfolio holdings of the Portfolios, including that each Portfolio has the same objective;

•                  the direct or indirect costs to be incurred by each Portfolio and its respective shareholders in connection with the proposed Reorganization;

•                  that if the Reorganization is approved by shareholders, certain holdings of JPMorgan International Portfolio may be sold shortly prior to the Closing Date and certain portfolio securities that Templeton Foreign Equity Portfolio acquired from JPMorgan International Portfolio may also be sold after the Closing Date, as described more fully in “Portfolio Transitioning” on page 20; and

•                  the future potential benefits that may be realized by DSL, the Adviser to each Portfolio, in that its costs to manage Templeton Foreign Equity Portfolio after the Reorganization could be less than its costs to manage both Portfolios prior to the Reorganization.

The Board of JPMorgan International Portfolio recommends that shareholders approve the Reorganization with Templeton Foreign Equity Portfolio.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, pursuant to this treatment, neither JPMorgan International Portfolio nor its shareholders, nor Templeton Foreign Equity Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, JPMorgan International Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be shared equally between JPMorgan International Portfolio and DSL or an affiliate of DSL.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of any necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Future Allocation of Premiums

Shares of JPMorgan International Portfolio have been purchased at the direction of Variable Contract owners by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to the JPMorgan International Portfolio will be allocated to Templeton Foreign Equity Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Each Portfolio is organized as a separate series of IPI, an open-end management investment company organized as a Maryland corporation.  IPI is governed by a Board of Directors consisting of eleven members.  For more information on the history of IPI, see the SAI of the Portfolios.

Adviser

DSL, a Delaware limited liability company, serves as the Adviser to each Portfolio.  DSL has overall responsibility for the management of each Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2007, DSL managed approximately $47.4 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly owned subsidiary of ING Groep N.V. (“ING Groep”).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

DSL has engaged JPMAM (UK) and Templeton as sub-advisers to JPMorgan International Portfolio and Templeton Foreign Equity Portfolio, respectively, to provide the day-to-day management of each respective Portfolio.  DSL is responsible for monitoring the investment programs and performance of each sub-adviser with respect to each respective Portfolio.  Under the terms of each sub-advisory agreement, the agreement can be terminated by either the Portfolios’ Board of Directors or DSL.  In the event a sub-advisory agreement is terminated, a sub-adviser may be replaced subject to any regulatory requirements, or DSL may assume day-to-day investment management of the Portfolios.

DSL has full investment discretion and ultimate authority to make all determinations with respect to the investment of each respective Portfolio’s assets and the purchase and sale of portfolio securities.

For information regarding the basis for the Board’s approval of portfolio management relationships, please refer to JPMorgan International Portfolio’s annual report for the fiscal year ended December 31, 2006 and Templeton Foreign Equity Portfolio’s semi-annual report for the fiscal period ended June 30, 2006.

Distributor

IFD serves as the distributor for the Portfolios.  IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and is a member of FINRA.

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Dividends, Distributions and Taxes

Each Portfolio distributes to Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year.  Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code.  As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed.  It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to Participating Insurance Company Separate Accounts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.  Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios.  You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by JPMorgan International Portfolio’s shareholders, then as soon as practicable before the Closing Date, JPMorgan International Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2007, and on a pro forma basis as of June 30, 2007, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding

JPMorgan International Portfolio

ADV Class	$13,541,296	$17.51	773,399

Class I	$540,680,071	$17.82	30,341,842

Class S	$178,596,069	$17.77	10,050,150

Templeton Foreign Equity Portfolio

ADV Class	$1,138	$13.48	84

Class I	$7,219,410	$13.48	535,660

Class S	$93,281,554	$13.44	6,942,846

Pro Forma – Templeton Foreign Equity Portfolio including JPMorgan International Portfolio

ADV Class(1)(2)	$13,541,251	$13.48	1,004,543

Class I(1)(2)	$547,852,261	$13.48	40,641,955

Class S(1)(2)	$271,862,026	$13.44	20,230,084

(1)              Reflects adjustment for estimated one time merger expense of ($1,183), ($47,220) and ($15,597) on ADV Class, Class I and Class S, respectively.

(2)              Reflects shares issued, net of retired shares of JPMorgan International Portfolio of 231,060, 9,764,453 and 3,237,088 for ADV Class, Class I and Class S, respectively.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about February 26, 2008.  In addition to the solicitation of proxies by mail, employees of DSL and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.  JPMorgan International Portfolio has also retained Computershare Fund Services (the “Solicitor”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies.  The estimated cost of the proxy solicitation is $3,200.  DSL (or an affiliate) and JPMorgan International Portfolio will share equally the cost of the proxy solicitation.  Shareholders of JPMorgan International Portfolio may receive a telephone call from the Solicitor asking them to vote.

In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned.  If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares.  The Solicitor will advise that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus.  The Solicitor will then record the shareholder’s instructions on the voting instructions card.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-262-3862 or  the Solicitor toll-free at 1-866-526-4094.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with JPMorgan International Portfolio a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of JPMorgan International Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote JPMorgan International Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.

Each shareholder of JPMorgan International Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of JPMorgan International Portfolio at the close of business on January 11, 2008 (the “Record Date”) will be entitled to be present and give voting instructions for JPMorgan International Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on April 9, 2008.  As of the Record Date, the following shares of beneficial interest of JPMorgan International Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
ADV Class	881,096.3110

Class I	25,400,597.3500

Class S	10,562,482.9060

Total	36,844,176.5670

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event of a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless the adjournment is more than 120 days after the Record Date, or if after the adjournment a new record date is fixed.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

Where Variable Contract owners and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract owners and Plan Participants fail to give voting instructions, a small number of Variable Contract owners and Plan Participants may determine the outcome of the vote.

To the knowledge of DSL, as of January 11, 2008, no current Director owns 1% or more of the outstanding shares of either Portfolio, and the officers and Directors own, as a group, less than 1% of the shares of either Portfolio.

Appendix C hereto lists the persons that, as of January 11, 2008, owned beneficially or of record 5% or more of the outstanding shares of any class of JPMorgan International Portfolio or Templeton Foreign Equity Portfolio.

Other Matters to Come Before the Special Meeting

JPMorgan International Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

JPMorgan International Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by JPMorgan International Portfolio’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.,
Secretary

February 26, 2008

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 5th day of December, 2007 by ING Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (“ING Partners”), on behalf of ING Templeton Foreign Equity Portfolio (the “Acquiring Portfolio”) and ING JPMorgan International Portfolio (the “Acquired Portfolio”), each a separate series of ING Partners.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Adviser Class (“ADV Class”), Service Class (“Class S”) and Institutional Class (“Class I”) voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of ING Partners has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of ING Partners has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.          Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional ADV Class, Class S and Class I Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.          The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.          The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio’s Statement of Assets and Liabilities as of the Closing Date delivered by ING Partners, on behalf of the Acquired Portfolio, to ING Partners, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its ADV Class, Class S and Class I shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1and (ii) will completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of ADV Class, Class S and Class I Acquiring Portfolio Shares to be so credited to ADV Class, Class S and Class I Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding ADV Class, Class S and Class I Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in ADV Class, Class S and Class I shares of the Acquired Portfolio will represent a number of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the ADV Class, Class S, and Class I Acquiring Portfolio Shares in connection with such exchange.

1.5.          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.          Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                      VALUATION

2.1.          The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.2.          The net asset value of a ADV Class, Class S and Class I Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.3.          The number of the ADV Class, Class S and Class I Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the ADV Class, Class S and Class I shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same class, determined in accordance with paragraph 2.2.

2.4.          All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accountants.

3.                                      CLOSING AND CLOSING DATE

3.1.          The Closing Date shall be April 26, 2008 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.          The Acquired Portfolio shall direct the Bank of New York Mellon Corporation, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.          The Acquired Portfolio shall direct DST Systems, Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding ADV Class, Class S and Class I shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.          Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of ING Partners, ING Partners, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio as follows:

(a)       The Acquired Portfolio is duly organized as a series of ING Partners, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING Partners’ Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       ING Partners is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Partners’ Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Partners, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Partners, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by ING Partners, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  ING Partners, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)        The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2006 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)        Since December 31, 2006, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)      All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)       The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Partners, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)       The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)       The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                              Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of ING Partners, ING Partners, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a)       The Acquiring Portfolio is duly organized as a series of ING Partners, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under ING Partners’ Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)        ING Partners is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

(c)         No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used since inception to the date of this

Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of ING Partners’ Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which ING Partners, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which ING Partners, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by ING Partners, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against ING Partners, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  ING Partners, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2006 have been audited by KPMG LLP, independent registered public accountants, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)        Since December 31, 2006, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)        On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)        All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by ING Partners and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)      The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of ING Partners, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The ADV Class, Class S and Class I Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)       The information to be furnished by ING Partners for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)       That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.          The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.          The Acquired Portfolio covenants that the ADV Class, Class S and Class I Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.          Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.          The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the ADV Class, Class S and Class I Acquiring Portfolio Shares received at the Closing.

5.8.          The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.          ING Partners, on behalf of the Acquired Portfolio, covenants that ING Partners will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as ING Partners, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) ING Partners’, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio’s Shares to be delivered hereunder, and (b) ING Partners’, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of ING Partners, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at ING Partners’ election, to the performance by ING Partners, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.          All representations and warranties of ING Partners, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.          ING Partners, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of ING Partners, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Portfolio shall reasonably request;

6.3.          ING Partners, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Partners, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of ING Partners, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at ING Partners’ election, to the performance by ING Partners, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.          All representations and warranties of ING Partners, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.          ING Partners shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of ING Partners;

7.3.          ING Partners, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to  and dated as of the Closing Date, to the effect that the representations and warranties of ING Partners, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Portfolio shall reasonably request;

7.4.          ING Partners, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by ING Partners, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.          The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to ING Partners, on behalf of the Acquired Portfolio, or ING Partners, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.          The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of ING Partners’ Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio.  Notwithstanding anything herein to the contrary, neither ING Partners, on behalf of the Acquiring Portfolio, nor ING Partners, on behalf of the Acquired Portfolio, may waive the conditions set forth in this paragraph 8.1;

8.2.          On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by ING Partners to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.          The parties shall have received the opinion of Dechert LLP addressed to ING Partners substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of ING Partners.  Notwithstanding anything herein to the contrary, neither ING Partners, on behalf of the Acquiring Portfolio, nor ING Partners, on behalf of the Acquired Portfolio, may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.          ING Partners, on behalf of the Acquired Portfolio and  on behalf of the Acquiring Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2           The expenses relating to the proposed Reorganization will be borne equally by (i) the investment adviser to the Acquiring Portfolio (or an affiliate of the investment adviser) and (ii) the Acquired Portfolio.  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.        ING Partners has not made any representation, warranty or covenant, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Portfolio and Acquired Portfolio with respect to the Reorganization.

10.2.        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before October 31, 2008, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of ING Partners; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by ING Partners pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the ADV Class, Class S and Class I Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Partners, Inc.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Attn: Jeffrey S. Puretz.

14.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4.        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of ING Partners personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as provided in the Articles of Incorporation of ING Partners.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING PARTNERS, INC. on behalf of its

ING JPMorgan International Portfolio series

By:	/s/ Michael J. Roland

Title:	Executive Vice President

ING PARTNERS, INC. on behalf of its

ING Templeton Foreign Equity Portfolio series

By:	/s/ Todd Modic

Title:	Senior Vice President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

(THE “PORTFOLIO”)

Interests of the Holders of Variable Insurance Contracts and Polices and Qualified Retirement Plans

The Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to qualified pension and retirement plans (“Qualified Plans”).  The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying Treasury regulations.  The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors.  However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations.  The Board of Directors (“Board”) directed Directed Services, LLC, the Portfolio’s adviser (“DSL” or the “Adviser”), to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans and other permitted investors and would have to determine what action, if any, should be taken in the event of such a conflict.  If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices.  The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

Net Asset Value

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE).  The Portfolio is open for business every day the NYSE is open.  The NYSE is closed on all weekends and on national holidays and Good Friday.  Portfolio shares will not be priced on those days.  The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  Securities prices may be obtained from automated pricing services.  Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company.  The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open.  Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated.  As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                  foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  securities of an issuer that has entered into a restructuring;

•                  securities whose trading has been halted or suspended;

•                  fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  securities that are restricted to transfer or resale.

The Portfolio or the Adviser may rely on the recommendation of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.  There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.  When an insurance company’s Variable Contract holder or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

Pricing of Portfolio Shares

Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent.  In order to receive that day’s price, the order must be received by the earlier of 4:00 p.m. Eastern time or Market Close.  The Portfolio reserves the right to suspend the offering of shares, or to reject any specific purchase order.  The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

Management of the Portfolio

Adviser

DSL, a Delaware limited liability company, serves as the adviser to the Portfolio.  DSL has overall responsibility for the management of the Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

DSL is registered with the SEC as an investment adviser. DSL is an indirect, wholly owned subsidiary of ING Groep N.V. (“ING Groep”“).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

Prior to December 31, 2006, ING Life Insurance and Annuity Company (“ILIAC”) served as the investment adviser to the Portfolio.  On November 9, 2006, the Board approved the consolidation of investment advisory functions of ILIAC into DSL resulting in the assumption by DSL of the advisory agreement between ING Partners (“IPI”) and ILIAC.

As of December 31, 2007, DSL managed approximately $47.4 billion in registered investment company assets.  The principal address of DSL is 1475 Dunwoody Drive, West Chester, PA 19380.

DSL has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s investment portfolio pursuant to a sub-advisory agreement.  DSL is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either DSL or the Portfolio’s Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or DSL may assume day-to-day investment management of the Portfolio.

Sub-Adviser and Portfolio Managers

DSL has engaged Templeton Investment Counsel, LLC (“Templeton” or the “Sub-Adviser”), 500 East Broward Blvd., Fort Lauderdale, Florida 33394-3091, as sub-adviser to the Portfolio.  Templeton and its affiliates reported a total of $552.9 billion, assets under management as of December 31, 2006.

Gary P. Motyl, Peter A. Nori, Antonio T. Docal, Cindy L. Sweeting and Matthew R. Nagle serve as the management team for the Portfolio.  Mr. Motyl and Ms. Sweeting have managed the Portfolio since its inception and Mr. Nori, Mr. Docal and Mr. Nagle have managed the Portfolio since November 2006.

Mr. Motyl, President of Templeton, has primary responsibility for the Portfolio’s investments, and has managed certain of the Templeton funds since 1996.  In this capacity, he has had primary responsibility for fund investments and has had authority over all aspects of portfolio management.  He joined Franklin Templeton Investments in 1981.  Mr. Nori, Mr. Docal, Ms. Sweeting and Mr. Nagle have secondary portfolio management responsibilities.  Mr. Nori, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1987 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment.  Mr. Docal, Senior Vice President, joined Franklin Templeton Investments in 2001 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment.  Ms. Sweeting, Executive Vice President and Director of Research of Templeton, joined Franklin Templeton Investments in 1997 and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment.  Mr. Nagle, Assistant Portfolio Manager and Research Analyst, joined Franklin Templeton Investments in 2003, and has provided research and advice on the purchase and sale of individual securities and portfolio risk assessment.  Prior to joining Templeton, Mr. Nagle worked as an associate sell-side analyst for Sanford C. Bernstein & Co. in New York City beginning in July 2000.  The composition of the management team may change without notice from time to time.

Templeton, subject to the supervision of DSL and the Directors, is responsible for managing the assets of the Portfolio in accordance with the Portfolio’s investment objective and policies.  Templeton pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

DSL has overall responsibility for monitoring the investment program maintained by Templeton for compliance with applicable laws and regulations and the Portfolio’s investment objective.

DSL pays Templeton a fee at an annual rate based on the average daily net asset value of the Portfolio.  DSL pays the sub-advisory fee out of its advisory fee.

The Portfolio’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and each portfolio manager’s ownership of securities in the Portfolio.

Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC (“IFD” or “Distributor”).  IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road.

IFD is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Prior to May 1, 2007, ING Financial Advisers, LLC (“IFA”) served as distributor to the Portfolio.  On November 9, 2006, the Board approved the consolidation of distributor functions of IFA into IFD resulting in the assumption by IFD of the distribution agreement between IPI and IFA.

Additional Information Regarding the Classes of Shares

The Portfolio’s shares are classified into Adviser Class, Class I, and Service Class, shares.  The three classes of shares of the Portfolio are identical except for different expenses, certain related rights and certain shareholder services.   All classes of the Portfolio have a common investment objective and investment portfolio.

Purchase and Redemption of Shares

The Portfolio’s shares may be purchased by certain other investment companies, including through funds-of-funds arrangements with ING affiliated funds.  In some cases, the Portfolio may serve as a primary or significant investment vehicle for a fund-of-funds.  From time to time, the Portfolio may experience large investments or redemptions due to allocations or rebalancings by these funds-of-funds.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management.  For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so.  These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.  The Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions.  So long as the Portfolio accepts investments by other investment companies it will not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act of 1940, as amended, or under the terms of an exemptive order granted by the SEC.

Shareholder Servicing Plan and Plan of Distribution

IPI has adopted a Shareholder Servicing Plan (“Service Plan”) for the Class S and ADV Class shares of the Portfolio.  The Service Plan allows IPI, to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services relating to Class S or ADV Class shares and their shareholders including Variable Contract owners or plan participants with interests in the Portfolio.  Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S and ADV Class shares, respectively.

IPI has adopted a Plan of Distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) for the ADV Class shares of the Portfolio.  The Rule 12b-1 Plan provides for a distribution fee, payable to IFD as the Portfolio’s Distributor.  IFD may pay, on behalf of the  Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Rule 12b-1 Plan.  Under the Rule 12b-1 Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its ADV Class shares.  Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading.  With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity would be harmful to the Portfolio and their shareholders, even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on Portfolio performance.

A Portfolio that invests in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in a Portfolio which does not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, a Portfolio that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s investment portfolio securities is available in the Portfolio’s SAI.  The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter.  The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1).  The Portfolio’s investment portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current.  The Portfolio’s website is located at www.ingfunds.com.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies.  In addition to paying fees under the Portfolio’s Distribution Plan, the Adviser or Distributor (collectively “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies.  The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies.  The Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio.  These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is IFD.  IFD has entered into such agreements with non-affiliated insurance companies.  Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%.  This is computed as a percentage of the average aggregate amount invested in the Portfolio by contract holders through the relevant insurance company’s Variable Contracts.  As of April 30, 2007, the Adviser had entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; ING USA Annuity and Life Insurance Co.; and ING Life Insurance Company of America.  ING uses a variety of financial and accounting techniques to allocate resources and profits across the organization.  These methods may take the form of cash payments to affiliates.  These methods do not impact the costs incurred when investing in the Portfolio.  Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to contract owners.  None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements.  Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive.  Please make sure you read fully the prospectus and discuss any questions you have with your agent or broker.

Reports to Shareholders

The fiscal year of the Portfolio ends on December 31.  The Portfolio will send financial statements to its shareholders at least semi-annually.  An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING Templeton Foreign Equity Portfolio’s financial statements, which have been audited by KPMG, LLP an independent registered public accounting firm, with the exception of the six month period ended June 30, 2007, which is unaudited.

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class S
	Six Months Ended June 30, 2007		January 3, 2006 (1) to December 31, 2006	Six Months Ended June 30, 2007		January 12, 2006(1) to December 31, 2006
	(unaudited)			(unaudited)
Per Share Operating Performance:

Net asset value, beginning of period	$12.03		10.00	12.01		10.02

Income from investment operations:

Net investment income	$0.18	*	0.27	0.21	*	0.17	*

Net realized and unrealized gain on investments	$1.27		1.90	1.22		1.95

Total from investment operations	$1.45		2.17	1.43		2.12

Less distributions:

Net investment income	$—		0.13	—		0.12

Net realized gains on investments	$—		0.01	—		0.01

Total distributions	$—		0.14	—		0.13

Net asset value, end of period	$13.48		12.03	13.44		12.01

Total Return(2)%	12.05		21.70	11.91		21.14

Ratios and Supplemental Data:

Net assets, end of period (000’s)	$7,219		10,991	93,282		36,200

Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%	0.96		1.24	1.21		1.49

Net expenses after expense reimbursement(3)(4)%	0.96		0.98	1.21		1.23

Net investment income after expense reimbursement(3)(4)%	2.85		2.53	3.34		1.57

Portfolio turnover rate %	18		5	18		5

	Class ADV
	Six Months Ended June 30, 2007	December 20, 2006(1) to December 31, 2006
	(unaudited)
Per Share Operating Performance:

Net asset value, beginning of period	$12.03	12.09

Income from investment operations:

Net investment income	$0.18	0.00	**

Net realized and unrealized gain on investments	$1.27	0.08

Total from investment operations	$1.45	0.08

Less distributions:

Net investment income	$—	0.13

Net realized gains on investments	$—	0.01

Total distributions	$—	0.14

Net asset value, end of period	$13.48	12.03

Total Return(2)%	12.05	0.66

Ratios and Supplemental Data:

Net assets, end of period (000’s)	$1	1

Ratios to average net assets:

Gross expenses prior to expense reimbursement(3)%	1.46	1.74

Net expenses after expense reimbursement(3)(4)%	1.46	1.48

Net investment income after expense reimbursement(3)(4)%	2.89	0.00	**

Portfolio turnover rate %	18	5

(1) Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Calculated using average number of shares outstanding throughout the period.

** Amount is less than $0.005 or 0.005%.

APPENDIX C

Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of January 11, 2008:

ING JPMorgan International Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

ING National Trust 151 Farmington Ave #41 Hartford, CT 06156-0001	91.8% Class A; Beneficial	2.2%	1.7%

ING Life Insurance & Annuity Co Attn Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-0001	8.0% Class A; 69.6% Class I; Beneficial	48.1%	39.3%

ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.9% Class I; Beneficial	5.4%	5.4%

ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	7.6% Class I; Beneficial	5.3%	5.8%

ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.8% Class I; Beneficial	4.0%	4.4%

ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	5.2% Class I; Beneficial	3.6%	3.6%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.9% Class S; Beneficial	27.8%	35.3%

ING Templeton Foreign Equity Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

ING Life Insurance & Annuity Co Attn Valuation Unit - TN41 151 Farmington Ave Hartford, CT 06156-0001	97.9% Class A; 15.6% Class I; 5.3% Class S; Beneficial	8.0%	39.3%

ING LifeStyle Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	28.6% Class I; Beneficial	7.5%	5.8%

ING LifeStyle Moderate Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	21.8% Class I; Beneficial	5.7%	4.4%

ING LifeStyle Aggressive Growth Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	19.6% Class I; Beneficial	5.1%	5.4%

ING LifeStyle Moderate Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	14.5% Class I; Beneficial	3.8%	3.6%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	84.1% Class S; Beneficial	62.1%	35.3%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on January 11, 2008.

C-1

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 10, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible.  Your vote is important regardless of the number of shares you own.  If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.         To approve an Agreement and Plan of Reorganization by and between ING JPMorgan International Portfolio and ING Templeton Foreign Equity Portfolio, providing for the reorganization of ING JPMorgan International Portfolio with and into ING Templeton Foreign Equity Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the

Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING JPMORGAN INTERNATIONAL PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 10, 2008, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                           To approve an Agreement and Plan of Reorganization by and between ING JPMorgan International Portfolio and ING Templeton Foreign Equity Portfolio, providing for the reorganization of ING JPMorgan International Portfolio with and into ING Templeton Foreign Equity Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

ING PARTNERS, INC.

Statement of Additional Information

February 26, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

ING JPMorgan International Portfolio (A Series of ING Partners, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034	ING Templeton Foreign Equity Portfolio (A Series of ING Partners, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Partners, Inc. (“SAI”) is available to the shareholders of ING JPMorgan International Portfolio, a series of ING Partners, Inc., in connection with a proposed transaction whereby all of the assets and known liabilities of ING JPMorgan International Portfolio will be transferred to ING Templeton Foreign Equity Portfolio, a series of ING Partners, Inc., in exchange for shares of ING Templeton Foreign Equity Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements; (iii) the Portfolio Manager’s Report for ING Templeton Foreign Equity Portfolio and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.                           The SAI for ING JPMorgan International Portfolio and ING Templeton Foreign Equity Portfolio, as supplemented, dated April 30, 2007, as filed on April 27, 2007 (File No: 333-32575).

2.                           The Financial Statements of ING JPMorgan International Portfolio and ING Templeton Foreign Equity Portfolio are included in the Annual Report, dated December 31, 2006, as filed on March 8, 2007 (File No: 811-08319), and the Semi-Annual Report, dated June 30, 2007, as filed on September 5, 2007 (File No: 811-08319).

This SAI is not a prospectus.  A Prospectus/Proxy Statement dated February 26, 2008, relating to the Reorganization of JPMorgan International Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180.  This SAI should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and known liabilities of ING JPMorgan International Portfolio will be transferred to ING Templeton Foreign Equity Portfolio, in exchange for shares of the ING Templeton Foreign Equity Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2007. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2007 (Unaudited)

	ING JPMorgan International Portfolio	ING Templeton Foreign Equity Portfolio	Adjustments		Pro forma Combined ING Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at value+*	$718,222,318	$87,991,027			$806,213,345
Short-term investments at amortized cost	78,243,000	—			78,243,000
Cash	13,090,605	11,451,223			24,541,828
Foreign currencies at value**	1,010,768	270,802			1,281,570
Receivables:
Investment securities sold	1,826,578	—			1,826,578
Fund shares sold	108,568	735,225			843,793
Dividends and interest	2,608,103	193,895			2,801,998
Prepaid expenses	—	148			148
Total assets	815,109,940	100,642,320			915,752,260

LIABILITIES:
Payable for investment securities purchased	1,076,496	—			1,076,496
Payable for fund shares redeemed	2,280,839	4,862			2,285,701
Payable upon receipt of securities loaned	78,243,000	—			78,243,000
Payable to affiliates	692,169	91,695			783,864
Payable for director fees	—	2,451			2,451
Other accrued expenses and liabilities	—	41,210	64,000	(B)	105,210
Total liabilities	82,292,504	140,218	64,000		82,496,722
NET ASSETS	$732,817,436	$100,502,102	$(64,000)		$833,255,538

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$397,179,071	$87,830,460			$485,009,531

1

	ING JPMorgan International Portfolio	ING Templeton Foreign Equity Portfolio	Adjustments		Pro forma Combined ING Templeton Foreign Equity Portfolio
ASSETS:
Undistributed net investment income	24,644,401	1,113,199	(64,000)		25,693,600
Accumulated net realized gain on investments and foreign currency related transactions	115,528,229	926,769			116,454,998
Net unrealized appreciation on investments and foreign currency related transactions	195,465,735	10,631,674			206,097,409
NET ASSETS	$732,817,436	$100,502,102	$(64,000)		$833,255,538

+ Including securities loaned at value	$75,755,027	$—			$75,755,027
* Cost of investments in securities	$522,770,558	$77,360,475			$600,131,033
** Cost of foreign currencies	$1,021,122	$270,782			$1,291,904

Class I
Net assets	$540,680,071	$7,219,410	$(47,220	)(B)	$547,852,261
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	30,341,842	535,660	9,764,453	(C)	40,641,955
Net asset value and redemption price per share	$17.82	$13.48			$13.48

Class S
Net assets	$178,596,069	$93,281,554	$(15,597	)(B)	$271,862,026
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	10,050,150	6,942,846	3,237,088	(C)	20,230,084
Net asset value and redemption price per share	$17.77	$13.44			$13.44

Class ADV
Net assets	$13,541,296	$1,138	$(1,183	)(B)	$13,541,251
Shares authorized	100,000,000	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	773,399	84	231,060	(C)	1,004,543
Net asset value and redemption price per share	$17.51	$13.48			$13.48

2

(B)	Reflects adjustment for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).
(C)	Reflects new shares issued, net of retired shares of ING JPMorgan International Portfolio. Calculation: Net Assets ÷ NAV per share)

3

STATEMENTS OF OPERATIONS (Unaudited)

	ING JPMorgan International Portfolio for the twelve months ended June 30, 2007	ING Templeton Foreign Equity Portfolio for the twelve months ended June 30, 2007	Adjustments		Pro forma Combined ING Templeton Foreign Equity Portfolio for the twelve months ended June 30, 2007
INVESTMENT INCOME:
Dividends*	$21,741,837	$1,525,975			$23,267,812
Interest	859,151	347,989			1,207,140
Securities lending income	570,862	—			570,862
Total investment income	23,171,850	1,873,964			25,045,814

EXPENSES:
Investment management fees	7,924,450	400,394	(208,120	)(A)	8,116,724
Distribution and service fees:
Class S	375,888	100,898			476,786
Class ADV	47,256	—			47,256
Transfer agent fees	—	1,124			1,124
Administrative service fees	1,981,180	50,048	(990,620	)(A)	1,040,608
Shareholder reporting expense	—	12,280	99,050	(A)	111,330
Professional fees	—	10,395	148,600	(A)	158,995
Custody and accounting expense	—	14,296	173,350	(A)	187,646
Director/ Trustee fees	—	2,555	49,530	(A)	52,085
Offering expense	—	12,701			12,701
Miscellaneous expense	—	3,418	24,770	(A)	28,188
Total expenses	10,328,774	608,109	(703,440)		10,233,443
Less:
Net waived and reimbursed fees	(68,404)	(25,429)	93,833	(A)	—
Brokerage commission recapture	—	(236)			(236)
Net expenses	10,260,370	582,444	(609,607)		10,233,207
Net investment income	12,911,480	1,291,520	609,607		14,812,607

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:

4

	ING JPMorgan International Portfolio for the twelve months ended June 30, 2007	ING Templeton Foreign Equity Portfolio for the twelve months ended June 30, 2007	Adjustments	Pro forma Combined ING Templeton Foreign Equity Portfolio for the twelve months ended June 30, 2007
Investments	223,650,530	926,798		224,577,328
Foreign currency related transactions	(1,303,855)	42,678		(1,261,177)
Net realized gain on investments, foreign currency related transactions and futures	222,346,675	969,476		223,316,151
Net change in unrealized appreciation or depreciation on:
Investments	(36,882,222)	10,085,496		(26,796,726)
Foreign currency related transactions	209,747	1,304		211,051
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(36,672,475)	10,086,800		(26,585,675)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	185,674,200	11,056,276		196,730,476
Increase(decrease) in net assets resulting from operations	$198,585,680	$12,347,796	$609,607	$211,543,083

*Foreign taxes withheld	$2,094,871	$146,384	$2,241,255

(A)    Reflects adjustment in expenses due to effects of new contractual rates as a result of the merger.

5

PORTFOLIOS OF INVESTMENTS AS OF JUNE 30, 2007 (Unaudited)

			Pro Forma (Unaudited)
		ING Templeton	ING Templeton						ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio		Foreign Equity Portfolio	Foreign Equity Portfolio					ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares								Value
COMMON STOCK:						96.7%
					Australia:		1.6%
	397,009	—	397,009		BHP Billiton Ltd.**			$11,862,920	$—	$11,862,920
	—	27,091	27,091		National Australia Bank Ltd.			—	941,483	941,483
	—	113,847	113,847		Qantas Airways Ltd.			—	540,157	540,157
								11,862,920	1,481,640	13,344,560

					Austria:		0.1%
	—	29,310	29,310		Telekom Austria AG			—	729,902	729,902
								—	729,902	729,902

					Belgium:		1.5%
	—	23,170	23,170		AGFA - Gevaert NV			—	597,678	597,678
	217,700	—	217,700		Dexia**			6,800,106	—	6,800,106
	129,325	—	129,325	L	Fortis**			5,486,507	—	5,486,507
								12,286,613	597,678	12,884,291

					Brazil:		2.8%
	292,572	—	292,572	L	Cia Vale do Rio Doce ADR**			13,034,083	—	13,034,083
	—	15,270	15,270		Empresa Brasileira de Aeronautica SA ADR			—	736,167	736,167
	77,006	—	77,006	L	Petroleo Brasileiro SA ADR**			9,338,518	—	9,338,518
								22,372,601	736,167	23,108,768

					Canada:		0.1%
	—	11,600	11,600		George Weston Ltd.			—	871,701	871,701
								—	871,701	871,701

					China:		0.5%
	—	179,500	179,500		Byd Co., Ltd.			—	1,032,678	1,032,678
	—	393,000	393,000		China Shenhua Energy Co., Ltd.			—	1,371,320	1,371,320
	—	1,804,000	1,804,000		China Telecom Corp., Ltd.			—	1,066,655	1,066,655
	—	888,000	888,000		Shanghai Electric Group Co., Ltd.			—	400,035	400,035
								—	3,870,688	3,870,688

6

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value

				Denmark:	0.1%
—	8,830	8,830	@	Vestas Wind Systems A/S		—	579,444	579,444
						—	579,444	579,444

				Finland:	0.2%
—	11,740	11,740		Stora Enso OYJ		—	217,310	217,310
—	26,070	26,070		Stora Enso OYJ (Euro Denominated Security)		—	490,516	490,516
—	43,110	43,110		UPM-Kymmene OYJ		—	1,060,947	1,060,947
						—	1,768,773	1,768,773

				Egypt:	0.2%
9,771	—	9,771		Orascom Construction Industries GDR**		1,278,735	—	1,278,735
						1,278,735	—	1,278,735

				Finland:	1.3%
397,882	—	397,882		Nokia OYJ**		11,174,629	—	11,174,629
						11,174,629	—	11,174,629

				France:	13.5%
82,350	5,030	87,380		Accor SA**		7,279,804	444,656	7,724,460
314,378	19,191	333,569	L	AXA SA		13,513,747	824,938	14,338,685
101,676	—	101,676		BNP Paribas**		12,077,442	—	12,077,442
78,529	—	78,529	L	Cie de Saint-Gobain**		8,797,024	—	8,797,024
—	8,810	8,810		Compagnie Generale des Etablissements Michelin		—	1,231,146	1,231,146
—	11,380	11,380		Electricite de France		—	1,229,986	1,229,986
—	48,200	48,200		France Telecom SA		—	1,321,954	1,321,954
63,898	—	63,898	L	Imerys SA**		6,468,473	—	6,468,473
53,423	—	53,423		Lafarge SA**		9,736,499	—	9,736,499
46,500	—	46,500	L	Pernod-Ricard SA**		10,266,615	—	10,266,615
108,630	17,030	125,660		Sanofi-Aventis		8,775,924	1,375,808	10,151,732
—	11,810	11,810		Suez SA		—	675,159	675,159
—	50,250	50,250	@	Thomson		—	960,997	960,997
330,916	13,070	343,986	L	Total SA		26,830,082	1,059,692	27,889,774

7

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value
						103,745,610	9,124,336	112,869,946

				Germany:	7.2%
37,366	1,060	38,426		BASF AG**		4,888,122	138,666	5,026,788
—	21,390	21,390		Bayerische Motoren Werke AG		—	1,376,617	1,376,617
—	17,210	17,210		Celesio AG		—	1,118,812	1,118,812
—	16,410	16,410		Commerzbank AG		—	782,687	782,687
191,840	44,940	236,780		Deutsche Post AG		6,210,058	1,454,754	7,664,812
51,100	8,090	59,190		E.ON AG		8,531,792	1,350,728	9,882,520
—	68,480	68,480	@	Infineon Technologies AG		—	1,131,897	1,131,897
44,471	—	44,471	L	Linde AG**		5,350,489	—	5,350,489
—	3,060	3,060		Muenchener Rueckversicherungs AG		—	561,177	561,177
150,916	—	150,916	L	SAP AG**		7,715,898	—	7,715,898
104,893	11,000	115,893		Siemens AG		15,020,855	1,575,214	16,596,069
—	4,620	4,620		Siemens AG ADR		—	660,937	660,937
84,337	—	84,337	@	Symrise**		2,511,219	—	2,511,219
						50,228,433	10,151,489	60,379,922

				Hong Kong:	1.3%
—	62,000	62,000		Cheung Kong Holdings Ltd. ADR		—	812,082	812,082
700,200	—	700,200		Esprit Holdings Ltd. **		8,896,364	—	8,896,364
—	73,000	73,000		Hutchison Whampoa Ltd.		—	724,674	724,674
—	19,000	19,000		Swire Pacific Ltd.		—	211,480	211,480
						8,896,364	1,748,236	10,644,600

				India:	0.2%
—	16,908	16,908		Housing Development Finance Corp.		—	844,200	844,200
—	16,270	16,270		ICICI Bank Ltd. ADR		—	799,671	799,671
						—	1,643,871	1,643,871

				Ireland:	0.6%
246,161	—	246,161		Bank of Ireland - Dublin Exchange**		4,972,565	—	4,972,565
						4,972,565	—	4,972,565

8

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value
				Israel:	0.1%
—	24,440	24,440	@	Check Point Software Technologies		—	557,476	557,476
						—	557,476	557,476

				Italy:	5.1%
572,741	22,037	594,778		ENI S.p.A.		20,766,105	799,005	21,565,110
1,213,600	90,002	1,303,602		Intesa Sanpaolo S.p.A.		9,048,284	671,031	9,719,315
—	82,601	82,601		Mediaset S.p.A.		—	853,260	853,260
1,000,750	122,593	1,123,343	L	UniCredito Italiano S.p.A.		8,938,303	1,094,952	10,033,255
						38,752,692	3,418,248	42,170,940

				Japan:	16.6%
160,200	—	160,200		Astellas Pharma, Inc. **		6,968,282	—	6,968,282
645,000	—	645,000		Bank of Yokohama Ltd. **		4,517,435	—	4,517,435
151,200	—	151,200		Canon, Inc.		8,866,826	—	8,866,826
153,600	—	153,600		Daikin Industries Ltd. **		5,594,581	—	5,594,581
506	—	506		East Japan Railway Co. **		3,898,837	—	3,898,837
—	19,600	19,600		Fuji Photo Film Co., Ltd.		—	876,032	876,032
29,000	—	29,000		Hirose Electric Co., Ltd. **		3,813,559	—	3,813,559
—	19,000	19,000		Hitachi Ltd.		—	134,454	134,454
206,700	—	206,700		Honda Motor Co., Ltd. **		7,505,741	—	7,505,741
—	19,500	19,500		Konica Minolta Holdings, Inc.		—	287,403	287,403
414,400	—	414,400		Mitsubishi Corp. **		10,858,123	—	10,858,123
870	45	915		Mitsubishi UFJ Financial Group, Inc.		9,587,998	495,931	10,083,929
224,000	—	224,000		Mitsui Fudosan Co., Ltd. **		6,278,345	—	6,278,345
676	—	676		Mizuho Financial Group, Inc. **		4,670,169	—	4,670,169
96,100	—	96,100		Nidec Corp. **		5,638,087	—	5,638,087
—	1,500	1,500		Nintendo Co., Ltd.		—	547,265	547,265
503,000	—	503,000		Nissan Motor Co., Ltd.		5,385,066	—	5,385,066
105,900	—	105,900		Nitto Denko Corp. **		5,337,726	—	5,337,726
190,000	—	190,000		Nomura Holdings, Inc. **		3,690,439	—	3,690,439
114,600	—	114,600		Seven & I Holdings Co., Ltd. **		3,275,884	—	3,275,884
103,100	—	103,100		Shin-Etsu Chemical Co., Ltd. **		7,361,092	—	7,361,092
39,700	—	39,700		SMC Corp. **		5,277,100	—	5,277,100
173,200	21,400	194,600		Sony Corp.		8,890,665	1,098,500	9,989,165

9

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value
516,600	—	516,600		Sumitomo Corp. **		9,418,415	—	9,418,415
834	—	834		Sumitomo Mitsui Financial Group, Inc.		7,774,887	—	7,774,887
—	7,300	7,300		Takeda Pharmaceutical Co., Ltd.		—	471,591	471,591
						134,609,257	3,911,176	138,520,433

				Mexico:	0.5%
93,030	—	93,030		Fomento Economico Mexicano SA de CV ADR**		3,657,940	—	3,657,940
—	17,120	17,120		Telefonos de Mexico SA de CV ADR		—	648,677	648,677
						3,657,940	648,677	4,306,617

				Netherlands:	3.0%
169,495	21,390	190,885		Koninklijke Philips Electronics NV		7,182,682	906,443	8,089,125
316,095	53,870	369,965		Reed Elsevier NV		6,007,613	1,023,838	7,031,451
—	35,320	35,320		Royal Dutch Shell PLC - Class B		—	1,472,350	1,472,350
—	13,490	13,490		SBM Offshore NV		—	514,509	514,509
—	41,910	41,910		Unilever NV		—	1,300,628	1,300,628
—	26,620	26,620		Vedior NV		—	795,505	795,505
201,089	—	201,089		Wolters Kluwer NV		6,132,236	—	6,132,236
						19,322,531	6,013,273	25,335,804

				Norway:	0.2%
—	26,830	26,830		Norske Skogindustrier ASA		—	386,129	386,129
—	62,650	62,650	@	Telenor ASA		—	1,224,612	1,224,612
						—	1,610,741	1,610,741

				Portugal:	0.1%
—	47,350	47,350		Portugal Telecom SGPS SA		—	654,714	654,714
						—	654,714	654,714

				Singapore:	0.3%
—	73,000	73,000		DBS Group Holdings Ltd.		—	1,087,667	1,087,667
—	49,980	49,980	@	Flextronics International Ltd.		—	539,784	539,784
—	233,000	233,000		Singapore Telecommunications Ltd.		—	518,197	518,197
						—	2,145,648	2,145,648

10

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value

				South Korea:	0.9%
—	14,590	14,590		Kookmin Bank ADR		—	1,279,835	1,279,835
—	31,560	31,560		Korea Electric Power Corp. ADR		—	691,164	691,164
11,313	5,490	16,803	#	Samsung Electronics GDR		3,465,287	1,681,643	5,146,930
—	18,210	18,210		SK Telecom Co., Ltd. ADR		—	498,044	498,044
						3,465,287	4,150,686	7,615,973

				Spain:	1.6%
388,130	—	388,130	L	Banco Bilbao Vizcaya Argentaria SA**		9,491,681	—	9,491,681
—	45,695	45,695		Banco Santander Central Hispano SA		—	839,965	839,965
—	33,851	33,851		Repsol YPF SA		—	1,340,112	1,340,112
—	67,558	67,558		Telefonica SA		—	1,503,441	1,503,441
						9,491,681	3,683,518	13,175,199

				Sweden:	1.4%
—	21,320	21,320		Atlas Copco AB - A Shares		—	355,111	355,111
—	3,840	3,840		Autoliv, Inc.		—	218,381	218,381
—	26,570	26,570		Nordea Bank AB		—	415,239	415,239
—	25,660	25,660		Securitas AB		—	406,159	406,159
—	11,700	11,700	@	Securitas Direct AB		—	31,560	31,560
—	22,930	22,930		Securitas Systems AB		—	77,887	77,887
—	6,270	6,270		Swedbank AB		—	226,507	226,507
2,538,780	—	2,538,780	L	Telefonaktiebolaget LM Ericsson		10,126,923	—	10,126,923
						10,126,923	1,730,844	11,857,767

				Switzerland:	11.6%
406,800	—	406,800		ABB Ltd. **		9,172,437	—	9,172,437
82,219	3,730	85,949	L	Adecco SA		6,360,636	288,561	6,649,197
92,319	—	92,319		Holcim Ltd. **		9,970,232	—	9,970,232
—	6,420	6,420		Lonza Group AG		—	589,040	589,040
33,869	2,820	36,689		Nestle SA		12,869,324	1,071,525	13,940,849
229,526	21,870	251,396		Novartis AG		12,885,724	1,227,795	14,113,519
65,220	—	65,220		Roche Holding AG**		11,556,108	—	11,556,108

11

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value
—	13,361	13,361		Swiss Reinsurance		—	1,218,525	1,218,525
252,832	8,830	261,662		UBS AG – Reg		15,120,445	528,072	15,648,517
45,711	—	45,711		Zurich Financial Services AG**		14,130,660	—	14,130,660
						92,065,566	4,923,518	96,989,084

				Taiwan:	0.7%
—	700,000	700,000		Chinatrust Financial Holding Co., Ltd.		—	545,256	545,256
—	75,217	75,217	#	Compal Electronics, Inc. GDR		—	406,222	406,222
—	6,000	6,000		Lite-On Technology Corp.		—	7,723	7,723
—	19,533	19,533		Lite-On Technology Corp. GDR		—	251,696	251,696
409,034	—	409,034		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		4,552,548	—	4,552,548
						4,552,548	1,210,897	5,763,445

				United Kingdom:	23.4%
—	58,850	58,850		Aviva PLC		—	873,612	873,612
—	115,470	115,470		BAE Systems PLC		—	931,784	931,784
919,284	—	919,284		Barclays PLC**		12,789,916	—	12,789,916
500,429	—	500,429		BG Group PLC**		8,203,316	—	8,203,316
108,340	—	108,340		BHP Billiton PLC**		3,009,560	—	3,009,560
—	106,450	106,450		BP PLC		—	1,280,840	1,280,840
171,451	—	171,451		British Land Co. PLC**		4,587,910	—	4,587,910
—	80,250	80,250		British Sky Broadcasting PLC		—	1,028,898	1,028,898
425,387	63,610	488,997		Burberry Group PLC**		5,826,862	871,317	6,698,179
—	110,270	110,270		Cadbury Schweppes PLC		—	1,496,631	1,496,631
699,482	—	699,482		Centrica PLC**		5,434,471	—	5,434,471
—	212,980	212,980		Compass Group PLC		—	1,470,634	1,470,634
513,357	54,200	567,557		GlaxoSmithKline PLC		13,372,950	1,411,910	14,784,860
—	208,760	208,760		Group 4 Securicor PLC		—	880,274	880,274
1,193,200	70,400	1,263,600		HSBC Holdings PLC		21,819,311	1,287,361	23,106,672
647,791	—	647,791		ICAP PLC**		6,384,649	—	6,384,649
1,140,545	161,150	1,301,695		Kingfisher PLC		5,166,066	729,924	5,895,990
—	20,630	20,630		Lloyds TSB Group PLC		—	229,330	229,330
607,500	—	607,500		Man Group PLC**		7,389,583	—	7,389,583
—	29,180	29,180		National Grid PLC		—	430,560	430,560

12

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton						ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio					ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares							Value
—	279,070	279,070		Old Mutual PLC			—	940,392	940,392
—	30,250	30,250		Pearson PLC			—	509,569	509,569
—	45,470	45,470		Rexam PLC			—	452,857	452,857
—	38,240	38,240	@	Rolls-Royce Group PLC			—	411,749	411,749
—	1,475,856	1,475,856	@	Rolls-Royce Group PLC - B Shares Entitlement			—	2,964	2,964
—	100,240	100,240		Royal Bank of Scotland Group PLC			—	1,268,385	1,268,385
192,500	—	192,500		Schroders PLC**			4,355,816	—	4,355,816
527,572	—	527,572		Smith & Nephew PLC**			6,536,618	—	6,536,618
—	15,233	15,233		Smiths Group PLC			—	361,262	361,262
453,800	24,200	478,000		Standard Chartered PLC			14,801,762	789,340	15,591,102
1,679,480	—	1,679,480		Tesco PLC**			14,051,704	—	14,051,704
4,975,640	453,986	5,429,626		Vodafone Group PLC			16,672,431	1,521,221	18,193,652
1,134,650	52,430	1,187,080		WM Morrison Supermarkets PLC**			6,852,857	316,657	7,169,514
437,697	—	437,697		Wolseley PLC			10,504,600	—	10,504,600
508,077	—	508,077		WPP Group PLC**			7,599,041	—	7,599,041
—	57,400	57,400		Yell Group PLC			—	530,215	530,215
							175,359,423	20,027,686	195,387,109

				Total Common Stock			718,222,318	87,991,027	806,213,345
				(Cost $)			522,770,558	77,360,475	600,131,033

Principal Amount							Value
SHORT-TERM INVESTMENTS:					9.4%
				Securities Lending Collateral(cc):		9.4%
$78,243,000	$—	$ 78,243,000		The Bank of New York Institutional Cash Reserves Fund			$78,243,000	$—	$78,243,000

				Total Short-Term Investments			78,243,000	—	78,243,000
				(Cost $)			78,243,000	—	78,243,000

				Total Investments in Securities	106.1%		$796,465,318	$87,991,027	$884,456,345
				(Cost $)*			601,013,558	77,360,475	678,374,033
				Other Assets and Liabilities - Net	(6.1)		(63,647,882)	12,511,075	(51,136,807)
				Net Assets			$732,817,436	$100,502,102	$833,319,538

13

		Pro Forma (Unaudited)
	ING Templeton	ING Templeton					ING Templeton	Pro Forma (Unaudited)
ING JPMorgan International Portfolio	Foreign Equity Portfolio	Foreign Equity Portfolio				ING JPMorgan International Portfolio	Foreign Equity Portfolio	ING Templeton Foreign Equity Portfolio
Shares						Value

				Pro Forma Adjustments				(64,000)
				Net Assets after Pro Forma Adjustments	100.0%	$732,817,436	$100,502,102	$833,255,538

			@	Non-income producing security
			ADR	American Depositary Receipt
			GDR	Global Depositary Receipt
			cc	Securities purchased with cash collateral for securities loaned.
			L	Loaned security, a portion or all of the security is on loan.
			#

Securities with purchases
pursuant to Rule 144A,
under the Securities Act of
1933 and may not be resold
subject to that rule except to
qualified institutional
buyers. Unless otherwise
footnoted, these securities
have been determined to be
liquid under the guidelines
established by the Funds'
Board of Directors/Trustees.

			*	Cost for federal income tax purposes is		$602,276,407	$77,568,121	$679,844,528
			**	If the Reorganization is approved, the Portfolio Security is expected to be sold shortly prior to or after the Reorganization.

				Net unrealized appreciation consists of:
				Gross Unrealized Appreciation		$202,214,969	$11,287,271	$213,502,240
				Gross Unrealized Depreciation		(8,026,058)	(864,365)	(8,890,423)
				Net Unrealized Appreciation		$194,188,911	$10,422,906	$204,611,817

14

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Board of Directors (“Board”) of ING JPMorgan International Portfolio (“JPMorgan International”) and ING Templeton Foreign Equity Portfolio (“Templeton Foreign Equity”) (each, a “Portfolio” or collectively, the “Portfolios”) approved an Agreement and Plan of Reorganization, dated December 5, 2007 (the “Plan”), whereby, subject to approval by the shareholders of JPMorgan International, Templeton Foreign Equity will acquire all of the assets of JPMorgan International, subject to the liabilities of such Portfolio, in exchange for issuing shares of Templeton Foreign Equity to shareholders of JPMorgan International in a number equal in value to net assets of JPMorgan International (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Templeton Foreign Equity as the accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2007.  The unaudited pro forma statement of assets and liabilities reflects the pro forma combined financial position of JPMorgan International and Templeton Foreign Equity at June 30, 2007.  The unaudited pro forma statement of operations reflects the pro forma combined results of operations for the twelve months ended June 30, 2007.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for JPMorgan International and Templeton Foreign Equity under U.S. generally accepted accounting principles for investment companies.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Templeton Foreign Equity for pre-combination periods will not be restated.

The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Boards of each Portfolio.  Among elements of analysis, the Boards have authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 – Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Templeton Foreign Equity issued in connection with the proposed acquisition of JPMorgan International by Templeton Foreign Equity as of June 30, 2007.   The number of additional shares issued was calculated by dividing the net assets of each class of JPMorgan International by the respective class net asset value per share of Templeton Foreign Equity.

Note 4 – Unaudited Pro Forma Adjustments:

The accompanying unaudited pro forma financial statements reflect changes in Portfolio shares as if the merger had taken place on June 30, 2007.  JPMorgan International’s expenses were adjusted assuming Templeton Foreign Equity’s

15

fee structure was in effect for the twelve months ended June 30, 2007, as adjusted for contractual changes made in conjunction with the merger.

Note 5 – Merger Costs:

Directed Services, LLC, or an affiliate and JPMorgan International will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by JPMorgan International are estimated at approximately $64,000. These costs represent one half of the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  Directed Services, LLC, investment adviser to the Portfolios, will bear the other half of the costs of the Merger.

Note 6 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 7 – Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

16

PORTFOLIO MANAGERS’ REPORT FOR

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Set forth below is an excerpt from ING Templeton Foreign Equity Portfolio’s Annual Report for the fiscal year ended December 31, 2006.

*      *      *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%.  However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%.  The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency.  For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%.  The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over.  Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006.  But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter.  Four days later the FOMC met and left rates unchanged.  The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing.  This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply.  Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence.  For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%.  The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down.  The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%.  Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell.  Not so fast.  Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year.  For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region.  The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence.  And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose.  Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain.  Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s.  The next merger or acquisition to get investors in the mood never seemed far away.  Five of them were even announced in one day on November 6, 2006, sending markets up about 1%.  For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%.  All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge.  The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus.  Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone.  Consumer spending was lagging despite low unemployment and almost flat prices, yet business confidence remained high and profit growth healthy.  Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from –2.0% in Thailand to 83.4% in China.  In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day.  China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy.  By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006.  The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself.  But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%.  Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax.  UK equities added 8.6% in the six months ended December 31, 2006.  The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006.  Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

*      *      *

ING TEMPLETON FOREIGN EQUITY PORTFOLIO: PORTFOLIO MANAGERS’ REPORT

The ING Templeton Foreign Equity Portfolio (the “Portfolio”) seeks long-term capital growth.  The Portfolio is managed by Mr. Gary Motyl, Cindy Sweeting, Antonio Docal, Peter Nori, and Matthew Nagle of Templeton Investment Counsel, LLC, the Sub-Adviser.

Performance: Since the Portfolio’s inception on January 3, 2006 through December 31, 2006, the Portfolio’s Class I shares provided a total return of 21.70% compared to Morgan Stanley Capital International (“MSCI”) All Country World ex U.S. IndexSM(1), which returned 26.65% for the year ended December 31, 2006.

Portfolio Specifics: Global equity markets performed well in 2006, driven by strong corporate profit growth, resilient consumer spending and a relatively moderate interest rate environment.  Broad merger and acquisition activity, most notably involving private equity, was a driver of market appreciation in Europe and the U.S.  In the year’s second half, oil prices declined from elevated levels and provided additional momentum to stock prices.  Aside from crude oil prices, which ended the year relatively flat, many commodities’ prices rose sharply in 2006, buoyed by strong demand growth from emerging markets and investors.

Although U.S. equity markets staged a strong recovery in the year’s fourth quarter, many overseas stock markets outperformed their U.S. counterparts, in part due to the U.S. dollar’s weakness against the euro and other currencies.  Asian markets performed well, with the notable exception of Japan, which appreciated modestly after climbing significantly in 2005.

During the period under review, the Portfolio experienced double-digit total returns in eight of ten major sectors, with the industrials, consumer discretionary and telecommunication services sectors performing well.  Holdings that delivered strong returns from these sectors included France’s Michelin (tire manufacturer), Sweden’s Atlas Copco AB (compressors and construction and mining equipment), the U.K.’s Compass Group PLC (food services), and Norway’s Telenor ASA, Spain’s Telefonica SA and China Telecom (telecommunication services).  The Portfolio’s underweighted positions in the financials, materials and consumer staples sectors hindered results relative to the MSCI All Country World ex U.S. IndexSM.  Each of these sectors performed well during the period.  In an environment of protracted global economic growth, demand for industrial commodities and related equities was heightened.  Certain technology stocks also hindered relative results, including South Korea’s Samsung Electronics Co., Ltd. GDR (semiconductors and semiconductor equipment) and Taiwan’s Compal Electronics, Inc. GDR (computers and peripherals).  These stocks, which are not index components, lost value during the period.  Cash was also a drag on relative performance during the period.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the Portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Current Strategy and Outlook: Our value-oriented, bottom-up process drives our stock selection and, therefore, the Portfolio’s returns. Over the past several quarters, we deemed valuations in certain of our materials-related holdings exceeded what we could justify based on underlying company and industry fundamentals.  Consequently, we reduced or liquidated several positions, especially given investment alternatives that our analyses indicated had greater potential to unlock shareholder value over the long term.  We used part of the proceeds to purchase shares of telecommunication services companies.  At period-end, the portfolio’s largest relative overweighted position was in the telecommunication services sector.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds.  Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Samsung Electronics Co., Ltd. GDR	2.2%

Royal Bank of Scotland Group PLC	1.8%

Compass Group PLC	1.8%

Sanofi-Aventis	1.7%

GlaxoSmithKline PLC	1.6%

HSBC Holdings PLC	1.6%

Deutsche Post AG	1.6%

Vodafone Group PLC	1.5%

Telefonica SA	1.5%

France Telecom SA	1.5%

* Excludes short-term investments related to U.S. government agency obligation.

Country Allocation

as of December 31, 2006
(as a percent of net assets)

*	Includes short-term Investments related to U.S. government agency obligation.
(1)	Includes four countries, which each represents 1.6% - 2.1% of net assets.
(2)	Includes ten countries, which each represents <1.6% of net assets.

Portfolio holdings are subject to change daily.

Cumulative Total Returns for the Periods Ended December 31, 2006

	Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of ADV Class December 20, 2006
Class I	21.70%		—		—

Class S	—		21.14%		—

ADV Class	—		—		0.66%

MSCI ACWI ex US IndexSM(1)	26.65	%(2)	26.65	%(2)	N/A	(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)

The MSCI ACWI ex US IndexSM measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance of the index is shown from January 1, 2006.

(3)	Since inception performance for the index is not shown.

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article NINTH, Section (d) of the Articles of Incorporation of ING Partners, Inc. (the “Registrant”), as amended, provides for indemnification of directors and officers as follows:

(d)           The Corporation shall indemnify its officers and directors and any officer or director who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

(i)            Every person who is or has been a director or officer of the Corporation, and every person who while an officer or director of the Corporation serves or has served at the Corporation’s request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a director or officer of the Corporation or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him or her in the settlement thereof.

(ii)           The words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(iii)          No indemnification shall be provided hereunder to a director or officer against any liability to the Corporation or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(iv)          The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(v)           In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subsection (vi) of this Section (d) of Article NINTH, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1)           by a majority vote of a quorum of non-party Directors who are not “interested” persons of the Corporation (as defined in the 1940 Act), or

(2)           by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(vi)          The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (1) the indemnitee provides security for his undertaking, (2) the Corporation is insured against losses arising by reason of any lawful advances or (3) a majority of a quorum of non-party Directors who are not “interested” persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnitee will be entitled to indemnification.

The Corporation may, with the approval of the Board of Directors, provide such indemnification and advancement of expenses as set forth in subsections (i) through (vi) of this Section (d) of Article Ninth to employees and agents of the Corporation and to any person (other than officers or directors of the Corporation) who serves at the request for the Corporation as an officer, director, employee or agent of another corporation, partnership, joint venture or other enterprise.

Any repeal or amendment of any of the provisions of this section (d) of Article NINTH, and any adoption or amendment of any other provision of the Charter or bylaws of the Corporation which may be inconsistent with the provisions of this section (d) of Article NINTH, shall be prospective in operation and effect only, and shall not affect in any manner any right to indemnification hereunder existing at the time of any such repeal, amendment or adoption.

Section XII.B of the Administrative Services Agreement provides for indemnification of the administrator as follows:

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator or any officer, director or employee of the Administrator, to the extent permitted by applicable law, the Company hereby agrees to indemnify and hold the Administrator harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases, of any security by or on behalf of the Series, or issued by the Series, in alleged violation of applicable federal, state or foreign laws, rules or regulations.

In addition, the Registrant’s officers and directors will be covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company.

Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any “improper personal benefit”; and (2) that a corporation must (unless otherwise provided in the corporation’s charter or articles of incorporation) indemnify a director if he or she is successful on the merits in defending a suit against him or her by reason of being a director.  The statutory provisions are not exclusive; a corporation may provide greater indemnification rights than those provided by statute.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 16. EXHIBITS

(1)   (a)   Articles of Incorporation for ING Partners, Inc. (formerly known as Portfolio Partners, Inc.) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(b)   Articles of Amendment effective August 29, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(c)   Articles of Amendment effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(d)   Articles of Amendment effective December 16, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(e)   Articles of Amendment effective May 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(f)    Articles of Amendment effective January 23, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(g)   Articles of Amendment effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(h)   Articles of Amendment effective November 8, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)    Articles Supplementary to Articles of Incorporation effective August 20, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(k)   Articles Supplementary to Articles of Incorporation effective February 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement on February 13, 2002 and incorporated herein by reference.

(l)    Articles Supplementary to Articles of Incorporation effective January 17, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(m)  Articles Supplementary to Articles of Incorporation effective June 10, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 14 to Registrant’s Form N-1A Registration Statement on July 2, 2004 and incorporated herein by reference.

(n)   Articles Supplementary to Articles of Incorporation effective November 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(o)   Articles of Amendment effective May 2, 2005 to Articles of Incorporation (name change) - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(p)   Articles Supplementary dated August 8, 2005 to the Articles of Incorporation – Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(q)   Articles Supplementary dated November 23, 2005 to the Articles of Incorporation - Filed as an Exhibit to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(r)    Articles Supplementary dated January 31, 2006 to the Articles of Incorporation of ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(s)   Articles of Amendment, effective April 28, 2006 – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(t)    Article of Amendment effective August 7, 2006 regarding ING MFS Capital Opportunities Portfolio name change – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(u)   Articles of Amendment effective January 30, 2007 regarding the dissolution of ING Goldman Sachs Capital Growth Portfolio and ING Goldman Sachs Structured Equity Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v) Articles Supplementary effective June 13, 2007 regarding Solution Growth and Income Portfolio and Solution Growth Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(2)   By-laws - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(3)   Not applicable.

(4)   Agreement and Plan of Reorganization made as of December 5, 2007 by ING Partners, Inc. on behalf of ING JPMorgan International Portfolio and ING Templeton Foreign Equity Portfolio, each a separate series of ING Partners, Inc.— Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148473, and incorporated here by reference.

(5)   Instruments Defining Rights of Security Holders (set forth in the Articles of incorporation which are incorporated by reference) - Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(6)   (a)   Investment Advisory Agreement dated May 1, 2003 between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement on April 30, 2003 and incorporated herein by reference.

(i)            Amendment dated May 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company effective May 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(ii)           Amendment dated September 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 15 to Registrant’s Form N-1A Registration Statement on September 15, 2004 and incorporated herein by reference.

(iii)          Amendment dated November 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)          Amendment dated December 1, 2004 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(v)           Amended Schedule A dated April 28, 2006 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(vi)          Substitution Agreement between ING Partners, Inc. and Directed Services, LLC, dated January 1, 2007 – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vii)         Amended Schedule A effective June 29, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(viii)        Amended Schedule B effective June 29, 2007 to the Investment Advisory Agreement between ING Partners, Inc. and ING Life Insurance and Annuity Company – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(b)   Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. (“ING IM”) (formerly known as Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)            Amendment, dated April 28, 2006, to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between ING Life Insurance and Annuity Company and ING Investment Management Co. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(c)   Investment Sub-Advisory Agreement between ING Life Insurance Company and Annuity Company and UBS Global Asset Management, Inc. (Americas) (regarding ING UBS U.S. Large Cap Equity Portfolio) effective May 1, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(i)            Amendment dated April 28, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) (regarding UBS U.S. Large Cap Equity and ING UBS U.S. Small Cap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and UBS Global Asset Management, Inc. (US) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between UBS Global Asset Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(d)   Investment Sub-Advisory Agreement dated November 19, 2001 between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 3, 2003 to Investment Sub-Advisory Agreement between ILIAC and OpCap Advisors - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Novation of Sub-Advisory Agreement dated July 21, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and OpCap Advisors – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)          Substitution Agreement dated January 1, 2007 between OpCap Advisors and Directed Services, LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(e)   Investment Sub-Advisory Agreement dated December 1, 2005 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Salomon Brothers Asset Management Inc - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Assumption Agreement dated December 1, 2006 between Salomon Brothers Asset Management Inc. and CAM North America, LLC (ClearBridge Advisors, LLC) – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Amendment dated April 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Salomon Brothers Asset Management Inc – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(iii)          First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and ClearBridge Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iv)          Substitution Agreement dated January 1, 2007 between ClearBridge Advisors, LLC and Directed Services, LLC. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(f)    Investment Sub-Advisory Agreement dated December 14, 2000 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant’s Form N-1A Registration Statement on April 30, 2001 and incorporated herein by reference.

(i)            Letter Agreement dated December 5, 2001 for Fee Waiver between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(ii)           Amendment dated December 31, 2001 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective December 31, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N- 1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(iii)          Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. effective June 2, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N- 1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(iv)          Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(v)           Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and T. Rowe Price Associates, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)          Substitution Agreement dated January 1, 2007 between T. Rowe Price Associates, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(g)   Investment Sub-Advisory Agreement dated March 29, 2002 between ING Life Insurance and Annuity Company and American Century Investment Management, Inc - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 30, 2003 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. effective June 30, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment dated November 8, 2004 to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amended Appendix A dated April 28, 2006, between ING Life Insurance and Annuity Company and American Century Investment Management, Inc., regarding the ING American Century Small-Mid Cap Value Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(iv)          Third Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and American Century Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)           Substitution Agreement dated January 1, 2007 by and between American Century Investment Management, Inc. and Directed Services, LLC.- Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(h)   Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment No. 2 dated May 12, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iii)          Amendment No. 3 dated December 7, 2005 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(iv)          Fourth Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and BAMCO, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)           Substitution Agreement dated January 1, 2007 between BAMCO, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)    Investment Sub-Advisory Agreement dated March 26, 2002 between ING Life Insurance and Annuity Company and J.P. Morgan Investment Management, Inc. (formerly, Robert Fleming, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002  and incorporated herein by reference.

(i)            Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Robert Fleming, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Assumption Agreement dated November 18, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc. regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Second Amendment dated December 15, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and J. P. Morgan Investment Management Inc. (formerly, Robert Fleming, Inc.) regarding RFI merger into J.P. Morgan Investment Management Inc.- Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(iv)          Substitution Agreement dated January 1, 2007 between J.P. Morgan Investment Management Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(k)   Investment Sub-Advisory Agreement dated March 12, 2003 between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment dated June 2, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Second Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Pacific Investment Management Company, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between Pacific Investment Management Company, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(l)    Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective March 11, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(i)            Amendment to the Investment Sub-Advisory Agreement dated June 23, 2003 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 23, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment dated November 8, 2004 the to Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amendment to the Investment Sub-Advisory Agreement dated March 11, 2002 between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen effective June 1, 2003.

(iv)          Fee Reduction letter, dated May 1, 2006, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(v)           Fourth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vi)          Substitution Agreement dated January 1, 2007 between Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)         Fee Reduction letter, dated January 1, 2007, between Directed Services, LLC and Morgan Stanley Investment Management Inc. d/b/a Van Kampen, regarding ING Van Kampen Comstock Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(viii)        Fifth Amendment dated April 30, 2007 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and Morgan Stanley Investment Management Inc. d/b/a/ Van Kampen – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(m)  Investment Sub-Advisory Agreement dated December 16, 2002 between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) – Filed as an Exhibit to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement on February 3, 2003 and incorporated herein by reference.

(i)            Amendment dated June 3, 2003 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, J.P. Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(ii)           Amendment May 1, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement on April 27, 2004 and incorporated herein by reference.

(iii)          Amendment dated August 13, 2004 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JP Morgan Fleming Asset Management, LTD) - Filed as an Exhibit to Post- Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iv)          Amendment dated June 1, 2006 to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited (formerly, JPMorgan Fleming Asset Management, LTD regarding amendments to the Fee chedule – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(v)           Amended Appendix A dated October 1, 2006, with respect to the Investment Sub-Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited, regarding sub-advisory fees – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(vi)          Fifth Amendment dated December 15, 2006 to the Investment Sub Advisory Agreement between ING Life Insurance and Annuity Company and JPMorgan Asset Management (U.K.) Limited – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(vii)         Substitution Agreement dated January 1, 2007 between JPMorgan Asset Management (U.K.) Limited and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(n)   Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and OppenheimerFunds, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between OppenheimerFunds, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(o)   Investment Sub-Advisory Agreement dated November 8, 2004 between ING Life Insurance and Annuity Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Investment Sub- Advisory Agreement between ING Life Insurance and Annuity Company and Lord, Abbett & Co. LLC. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Lord, Abbett & Co. LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(p)   Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Neuberger Berman Management Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Neuberger Berman Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Neuberger Berman Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(q)   Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Pioneer Investment Management, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Pioneer Investment Management, Inc. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(r)    Sub-Advisory Agreement dated December 7, 2005 between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC - Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            Amended Schedule A dated April 28, 2006 to the Sub-Advisory Agreement dated December 7, 2005 – Filed as an Exhibit to Post- Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(ii)           First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Templeton Investment Counsel, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(iii)          Substitution Agreement dated January 1, 2007 between Templeton Investment Counsel, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(s)   Sub-Advisory Agreement dated April 28, 2006 between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No.28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Columbia Management Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Columbia Management Advisors, LLC and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(t)    Sub-Advisory Agreement dated October 31, 2005 between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Davis Selected Advisers, L.P. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement, dated January 1, 2007 between Davis Selected Advisers, L.P. and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(u)   Sub-Advisory Agreement dated August 7, 2006 between ING Life Insurance and annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement on February 1, 2007 and incorporated herein by reference.

(i)            First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Life Insurance and Annuity Company and Thornburg Investment Management – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(ii)           Substitution Agreement dated January 1, 2007 between Thornburg Investment Management and Directed Services, LLC – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(v)   Amended and Restated Expense Limitation Agreement effective December 7, 2005 as amended and restated January 1, 2007 between Directed Services, LLC. and ING Partners, Inc. –  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Amended Schedule A dated January 1, 2007 to Expense Limitation Agreement between Directed Services and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(x)    Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Amended Schedule A effective June 29, 2007 to the Amended and Restated Expense Limitation Agreement effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(y)   Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Strategic Income Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(z)    Amended and Restated Expense Limitation Agreement regarding ING Solution Portfolios effective February 1, 2005 as amended and restated January 1, 2007 between Directed Services, LLC and ING Partners, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(aa) Side Letter Agreement dated January 1, 2007 regarding ING Oppenhiemer Global Growth Portfolio and ING T. Rowe Price Diversified Mid Cap Growth Portfolio between ING Partners, Inc and ING Funds Distributor, LLC - Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(7)   (a)   Distribution Agreement dated January 1, 2007 between the ING Partners, Inc. and ING Funds Distributor, LLC –  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(i)            Schedule A dated June 29, 2007 to the Underwriting Agreement between ING Partners, Inc. and ING Funds Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(8)           Not applicable.

(9)   (a)   Custodian Agreement dated March 13, 2003 between ING Partners, Inc. and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

(i)            Amended Exhibit A effective June 29, 2007 to the Custodian Agreement between ING Partners, Inc. and The Bank of New York – . Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(b)   Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)            Amended Exhibit A effective June 29, 2007 to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(10) (a)   Plan of Distribution pursuant to Rule 12b-1 renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(b)   Shareholder Servicing Plan of ING Partners, Inc. for Adviser Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(c)   Shareholder Servicing Plan of ING Partners, Inc. for Service Class Shares renewed November 19, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(d)   Form of Second Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System – Filed as an Exhibit to Post-Effective Amendment No. 23 to Registrant’s Form N-1A Registration Statement on August 12, 2005 and incorporated herein by reference.

(i)            Amended Schedule A effective June 29, 2007 to the Second Amended and Restated Plan Pursuant to Rule 18f-3 – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(11)         Opinion and Consent of Counsel - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148473, and incorporated here by reference.

(12)         Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.

(13) (a)   Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC effective November 19, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement on February 24, 2004 and incorporated herein by reference.

(i)            Amendment, dated September 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)           Amendment, dated November 1, 2004, to Administrative Services Agreement between ING Partners, Inc. and ING Funds Services, LLC- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amended Schedules A and B dated June 30, 2007 to the Administrative Services Agreement — Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(b)   License Agreement between Aetna and T. Rowe Price Associates, Inc.- Filed as an Exhibit to Registrant’s initial Form N-1A Registration Statement on July 31, 1997 and incorporated herein by reference.

(c)   Agency Agreement by and among ING Partners, Inc. and DST Systems, Inc.- Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(i)            Termination Letter, dated September 28, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(ii)           Acceptance Letter between ING Partners, Inc. and DST Systems, Inc.-Filed as an Exhibit to Post-Effective Amendment No. 20 to registrant’s Form N-1A Registration Statement on April 1, 2005 and incorporated herein by reference.

(iii)          Amended and Restated Exhibit A, dated April 28, 2006, with respect to the Agency Agreement – Filed as an Exhibit to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(d)   Securities Lending Agreement and Guaranty, dated August 7, 2003, between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)            Amended Exhibit A effective June 29, 2007 to the Securities Lending Agreement and Guaranty dated August 7, 2003 between ING Partners, Inc. (formerly Portfolio Partners, Inc.) and The Bank of New York – Filed as an Exhibit to Post-Effective Amendment No. 33 to Registrant’s Form N-1A Registration Statement on June 28, 2007 and incorporated herein by reference.

(e)   Delegation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement on April 30, 2002 and incorporated herein by reference.

(f)    Form of Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance \ Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance \ Company of New York and Security Life of Denver Insurance Company and ING Funds Distributor, LLC and ING Investors Trust and ING Partners, Inc.– Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(g)   Form of Shareholder Servicing Agreement between ING Investor’s Trust and ING Partners, Inc and ING Funds Distributor, LLC and ING Life Insurance Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Lif4e insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company, for the Adviser Class Shares, Service Class Shares, Service 2 Class Shares and Class T shares, effective January 1, 2007 —  Filed as an Exhibit to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

(h)   Service Agreement between ING Life Insurance and Annuity Company and Golden American Life Insurance Company effective July 13, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(i)    Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(k)   Service Agreement between ING Life Insurance and Annuity Company and Reliastar Life Insurance Company of New York effective December 6, 2001 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(l)    Service Agreement between ING Life Insurance and Annuity Company and Southland Life Insurance Company effective as of May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(m)  Service Agreement between ING Life Insurance and Annuity Company and Security Life of Denver Insurance Company effective May 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement on October 29, 2004 and incorporated herein by reference.

(14)         Consent of independent auditors - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148473, and incorporated here by reference.

(15)         Not applicable.

(16)         Powers of Attorney - Previously filed as an exhibit to the Registration Statement on Form N-14 of ING Partners, Inc. as filed on January 4, 2008, File No. 333-148473, and incorporated here by reference.

(17)         Not applicable.

ITEM 17. UNDERTAKINGS

(1)           The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)           The undersigned registrant under takes to file a post-effective amendment to this Registration Statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 19th day of February, 2008.

ING PARTNERS, INC.

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Assistant Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	President and Chief Executive	February 19, 2008
Shaun P. Mathews*	Officer

	Senior Vice President and	February 19, 2008
Todd Modic*	Chief/Principal Financial Officer

	Director	February 19, 2008
Colleen D. Baldwin*

	Director	February 19, 2008
John V. Boyer*

	Director	February 19, 2008
Patricia W. Chadwick*

	Director	February 19, 2008
Robert W. Crispin*

	Director	February 19, 2008
Peter S. Drotch*

	Director	February 19, 2008
J. Michael Earley*

	Director	February 19, 2008
Patrick W. Kenny*

	Director	February 19, 2008
Sheryl K. Pressler*

	Director	February 19, 2008
David W.C. Putnam*

	Director	February 19, 2008
Roger B. Vincent*

* By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Assistant Secretary**

**

Powers of Attorney for Shaun P. Mathews, Todd Modic and each Director – Executed pursuant to powers of attorney previously filed as an exhibit to the Registration Statement on Form N-14 of the ING Partners, Inc. as filed on January 4, 2008, File No. 333-148473, and incorporated herein by reference.